Exhibit 99.1
[***] indicates that text has been redacted.
AMENDED AND RESTATED
SUPPLY AGREEMENT
This Agreement made as of the 30th day of September, 2007 among:
NUCRYST PHARMACEUTICALS CORP., (formerly Westaim Biomedical Corp.) a corporation incorporated under the laws of Alberta
(hereinafter referred to as “Nucryst”)
- and -
SMITH & NEPHEW INC., a corporation incorporated under the laws of Canada, SMITH & NEPHEW, INC., a corporation incorporated under the laws of the State of Delaware in the United States of America, and T.J. SMITH & NEPHEW LIMITED, a corporation formed and organized under the laws of England and Wales
(hereinafter collectively referred to as “S&N”)
WHEREAS Nucryst and S&N entered into a Supply Agreement dated May 8th, 2001 (the “Original Supply Agreement”), as subsequently amended, pursuant to which Nucryst manufactures and supplies exclusively within the Field (as defined herein) to S&N and S&N exclusively purchases from Nucryst such products, all upon the terms and subject to the conditions set forth in the Original Supply Agreement;
AND WHEREAS Nucryst and S&N have agreed to amend and restate the Original Supply Agreement in the manner set forth in this Agreement and that this Agreement from and after the Effective Date shall replace and supersede the Original Supply Agreement in all respects;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby agreed to by the parties, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
          Section 1.1 Definitions
In this Agreement, unless otherwise provided, the following terms shall have the following meanings:

1.1.1	“Acticoat Absorbent Dressing Product” means the Acticoat absorbent dressing product (referred to in FDA 510 K number K002896) which has the features set out in the Specifications set out in Schedule A and which was marketed and sold by Nucryst under the tradename “Acticoat Absorbent Dressing” immediately prior to the Original Effective Date, together with all Improvements thereto which Nucryst and S&N agree in writing to implement;

1.1.2	“Acticoat Moisture Control Dressing Product” means the Acticoat moisture control dressing product (referred to in FDA 510 K number K010447) which has the features set out in the Specifications set out in Schedule B and which was marketed and sold by Nucryst under the tradename “Acticoat Moisture Control Dressing” immediately prior to the Original Effective Date, together with all Improvements thereto which Nucryst and S&N agree in writing to implement;

1.1.3	“Acticoat Polyurethane Films” means the Acticoat product which has the features set out in the Specifications set out in Schedule C, together with all Improvements thereto which Nucryst and S&N agree in writing to implement;

1.1.4	“Acticoat Product” means the Acticoat product (referred to in FDA 510 K numbers K955453) which has the features set out in the Specifications set out in Schedule D and which was marketed and sold by Nucryst under the tradename “Acticoat” or “Acticoat Burn Dressing” immediately prior to the Original Effective Date, together with all Improvements thereto which Nucryst and S&N agree in writing to implement;

1.1.5	“Acticoat 7 Product” means the Acticoat product (referred to in FDA 510 K number K001519) which has the features set out in the Specifications set out in Schedule E and which was marketed and sold by Nucryst under the tradename “Acticoat 7” immediately prior to the Original Effective Date, together with all Improvements thereto which Nucryst and S&N agree in writing to implement;

1.1.6	“Acticoat Site Dressing Product” means the Acticoat product which has the features set out in the Specifications set out in Schedule F, together with all Improvements thereto which Nucryst and S&N agree in writing to implement;

1.1.7	“Acticoat” means the Acticoat Absorbent Dressing Product, the Acticoat Moisture Control Dressing Product, Acticoat Polyurethane Film, the Acticoat Product, the Acticoat 7 Product, Argencoat and Acticoat Site Dressing Product;

1.1.8	“Affiliates” means any Person that directly or indirectly controls, is controlled by, or is under common control with another Person. A Person shall be deemed to “control” another business entity if it owns, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities, capital stock, partnership interest or other comparable equity or ownership interest of such Person. If the laws of the jurisdiction in which such Person operates prohibit ownership of more than fifty percent (50%), control shall be deemed to exist at the maximum level of ownership allowed by such jurisdiction;

1.1.9	“Agreement” means this amended and restated supply agreement, together with all schedules hereto and any amendments to or restatements of this amended and restated supply agreement;

1.1.10	“Argencoat” means the Argencoat product (which incorporates the Nucryst Manufacturing Technology) marketed and sold by S&N and has the features set out in the Specifications set out in Schedule G;

1.1.11	“Business Day” means any day except a day that is a Saturday, a Sunday or a statutory holiday in Alberta;

1.1.12	“Claim” has the meaning attributed to that term in Section 9.4;

1.1.13	“Confidential Information” has the meaning attributed to that term in Section 8.1;

1.1.14	“Distribution Royalties” has the meaning attributed to that term in the License and Development Agreement;

1.1.15	“Effective Date” means 11:59 pm Calgary time on the 1st day of January, 2007, or such other time and date as the parties to this Agreement may agree upon in writing;

1.1.16	“Equipment” means the equipment listed in Schedule H;

1.1.17	“Escrow Agreement” means the manufacturing technology escrow agreement entered into between S&N, Westaim Biomedical Corp. (now Nucryst), Westaim Biomedical Inc. (now Nucryst Pharmaceuticals Inc.), and Montreal Trust Company of Canada (now Computershare Trust Company of Canada), together with all schedules thereto and any amendments to or restatements of such manufacturing technology escrow agreement;

1.1.18	“Event Milestone Payments” means payments under Section 6.4 of the License and Development Agreement;

1.1.19	“FDA” means the United States Food and Drug Administration, or any successor organization;

1.1.20	“Field” has the meaning attributed to that term in the License and Development Agreement;

1.1.21	“First Refusal Free Transfer Period” has the meaning attributed to that term in Section 12.7;

1.1.22	“First Refusal Transfer Closing Date” has the meaning attributed to that term in Section 12.7;

1.1.23	“First Refusal Transfer Notice” has the meaning attributed to that term in Section 12.7;

1.1.24	“First Refusal Transfer Period” has the meaning attributed to that term in Section 12.7;

1.1.25	“Fixed Cost Portion of Fully Allocated Cost of Goods” means the portion of Fully Allocated Cost of Goods (without regard for the proviso in such definition concerning the limitation on the increase of the Fixed Cost Portion of Fully Allocated Cost of Goods) that does not relate in any way to: variable costs, including, without limitation, costs relating to raw materials and any other costs which increase or decrease depending upon the volume of Product produced; costs not within the control of S&N, including without limitation the costs of supplies or services provided by third parties; costs incurred as a result of complying with an order or request of a governmental authority or regulatory body that relates to manufacturing or the manufacturing facilities; and any costs resulting from increases in the amount of compensation to employees of S&N involved in the manufacturing of the Products if such increase was a part of a general increase in the amount of compensation to employees in similar positions within S&N;

1.1.26	“Force Majeure Event” means the events described in Section 12.1;

1.1.27	“Free Transfer Period” has the meaning attributed to that term in Section 12.6;

1.1.28	“Fully Allocated Cost of Goods” means with respect to the manufacture of a particular Product by S&N during any period in which S&N is practicing the Manufacturing License with respect to Products, the aggregate of:
1.1.28.1	direct material, direct labour and subcontracted costs incurred by S&N in connection with the procurement of raw materials or production, manufacture, processing, labeling, testing, transportation and packaging of such Product, and

1.1.28.2	S&N’s proportionate share of indirect costs incurred by S&N relating to the manufacturing and manufacturing facilities (“Manufacturing Costs”) related to such Product including administration and labour (in either case relating to the manufacturing), depreciation on equipment owned by S&N, rent, insurance, utilities, taxes (excluding taxes on income), repairs, maintenance, cleaning, training, quality control and the like, with such calculation to be made in accordance with Canadian GAAP. S&N’s proportionate share of such indirect costs shall be based on the percentage of the aggregate Manufacturing Costs in the reporting period for which S&N is responsible under this Agreement, being, for Equipment [***]([***]) if Nucryst has relinquished its [***] reservation of capacity) less the proportion of Production Capacity (in excess of any such reserve capacity, if applicable) actually used by S&N in the reporting period for purposes authorized by this Agreement.
provided, however, that for purposes of this Agreement, the Fixed Cost Portion of Fully Allocated Cost of Goods shall not rise from one calendar year to the next by a percentage amount that exceeds the greater of [***] and the percentage increase in the Consumer Price Index, as published by Statistics Canada, from such calendar year to the next;

1.1.29	“GAAP” means, as applicable, Canadian, United States or United Kingdom, generally accepted accounting principles consistently applied;

1.1.30	“Governmental Permits” has the meaning attributed to that term in Section 2.4;

1.1.31	“Improvements” has the meaning attributed to that term in the License and Development Agreement;

1.1.32	“Knowledge” means, in the case of S&N the actual knowledge of Stephen Lang, Simon Dawkins, Jim Irvin, Janine Lepage and Martin Allen after reasonable inquiry, and, in the case of Nucryst, means the actual knowledge of Barry Heck, Scott Gillis and Dominic Vatelero, after reasonable inquiry;

1.1.33	“License and Development Agreement” means the second amended and restated license and development agreement of even date herewith among Nucryst, Nucryst Pharmaceuticals Inc., T.J. Smith & Nephew Limited and Smith & Nephew, Inc., together with all schedules thereto and any amendments to or restatements of such agreement;

1.1.34	“Lien” means, with respect to any property, any assignment, mortgage, charge, pledge, lien, hypothec, conditional sale or title retention agreement, lease, levy, execution, seizure, attachment, garnishment or other similar encumbrance or security interest in respect of such property, howsoever arising (including, without limitation, pursuant to applicable law), whether absolute or contingent, fixed or floating, legal or equitable, perfected or otherwise;

1.1.35	“Manufacturing Assets” has the meaning attributed to that term in Section 12.6;

1.1.36	“Manufacturing License” has the meaning attributed to that term in Section 4.1.1.1;

1.1.37	“Negotiation Period” has the meaning attributed to that term in Section 12.6;

1.1.38	“Net Sales” has the meaning attributed to that term in the License and Development Agreement;

1.1.39	“New Product” means any new product that the parties agree in writing to add to the scope of this Agreement, with mutually agreed upon Specifications to be evidenced in writing by the appending of an additional Schedule to this Agreement;

1.1.40	“Nucryst Indemnities” has the meaning attributed to that term in Section 9.1;

1.1.41	“Nucryst Know-How” has the meaning attributed to that term in the License and Development Agreement;

1.1.42	“Nucryst Manufacturing Technology” means, with respect to a particular Product in the Field, the proprietary technology relating to the manufacture of such Product owned by Nucryst or licensed in by Nucryst with the right to sublicense in the manner contemplated by this Agreement and which is necessary in connection with the manufacture of such Product;

1.1.43	“Nucryst Patent Rights” has the meaning attributed to that term in the License and Development Agreement;

1.1.44	“Nucryst Production Capacity” has the meaning attributed to that term in Section 11.2; and

1.1.45	“Offered Purchase Price” has the meaning attributed to that term in Section 12.7;

1.1.46	“Offered Purchase Terms” has the meaning attributed to that term in Section 12.7;

1.1.47	“Original Effective Date” means the 8th day of May 2001;

1.1.48	“Original Supply Agreement” has the meaning attributed to that term in the recitals to this Agreement;

1.1.49	“Party” means Nucryst or S&N, as the case may be, and “Parties” means Nucryst and S&N;

1.1.50	“Percentage Manufacturing Profit” means an amount equal to [***] of Net Sales for all Products;

1.1.51	“Person” means an individual, corporation, company, cooperative, partnership, trust, unincorporated association, entity with juridical personality or a governmental authority or body, and pronouns which refer to a Person have a similarly extended meaning;

1.1.52	“Production Capacity” means the manufacturing capacity of the Equipment, reduced to take into account all down times including scheduled and unscheduled maintenance;

1.1.53	“Products” means Acticoat, Argencoat and includes any inventory of such Products existing as at the Effective Date, and any New Product and “Product” means any one of the Products;

1.1.54	“Purchase Option” has the meaning attributed to that term in Section 12.7;

1.1.55	“Qualifying Offer” has the meaning attributed to that term in Section 12.7;

1.1.56	“Regulatory Authority” means, with respect to a particular Product, those government agencies or authorities responsible for the approval of such Product in the United States, Canada and the European Union (taken as a whole, not individual member countries);

1.1.57	“Rejection Date” has the meaning attributed to that term in Section 2.2.4;

1.1.58	“Rejection Notice” has the meaning attributed to that term in Section 2.2.4;

1.1.59	“Rolling Forecast” has the meaning attributed to that term in Section 2.2.1;

1.1.60	“S&N Indemnities” has the meaning attributed to that term in Section 9.2;

1.1.61	“S&N Offer” has the meaning attributed to that term in Section 12.6;

1.1.62	“S&N Production Capacity” has the meaning attributed to that term in Section 11.2;

1.1.63	“S&N Purchase Price” has the meaning attributed to that term in Section 12.6;

1.1.64	“S&N Purchase Terms” has the meaning attributed to that term in Section 12.6;

1.1.65	“Sales Milestone Payments” means payments made to Nucryst under Section 6.5 of the License and Development Agreement;

1.1.66	“Sales Report” has the meaning attributed to that term in Section 3.2;

1.1.67	“Specifications” means, with respect to a particular Product, the specifications in relation to such Product set forth in the applicable Schedule for that Product to this Agreement or, with respect to a New Product, as agreed upon in writing by Nucryst and S&N, as such specifications may be amended from time to time by the written agreement of Nucryst and S&N;

1.1.68	“Survival Period” has the meaning attributed to that term in Section 12.9;

1.1.69	“Technical Agreement” means the amended and restated technical agreement NC02 (issue number/year: 09/2005);

1.1.70	“Term” means the term of this Agreement as specified in Section 10.1;

1.1.71	“Territory” means, all countries of the world;

1.1.72	“Transfer Closing Date” has the meaning attributed to that term in Section 12.6;

1.1.73	“Transfer Notice” has the meaning attributed to that term in Section 12.6;

1.1.74	“Transfer Period” has the meaning attributed to that term in Section 12.6;

1.1.75	“Unit Price” has the meaning attributed to the term in Section 3.1.
          Section 1.2 Number and Gender
Words importing the singular number only in this Agreement shall include the plural number and vice versa and words importing one gender only in this Agreement shall include all genders and words importing Persons in this Agreement shall include individuals, partnerships, corporations and any other entities, legal or otherwise.
          Section 1.3 Sections and Headings
The division of this Agreement into Articles, Sections and Subsections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section, Subsection, Schedule or other portion hereof. Unless otherwise indicated, any reference in this Agreement to an Article, Section, Subsection or Schedule refers to the specified Article, Section, Subsection or Schedule to this Agreement.
          Section 1.4 Schedules
The following schedules attached to this Agreement shall form part of this Agreement:
              Schedule A — Acticoat Absorbent Dressing Product Specifications
              Schedule B — Acticoat Moisture Control Dressing Product Specifications
              Schedule C — Acticoat Polyurethane Films Specifications
              Schedule D — Acticoat Product Specifications
              Schedule E — Acticoat 7 Product Specifications
              Schedule F — Acticoat Site Dressing Product Specifications

               Schedule G — Argencoat Product Specifications
               Schedule H — Equipment
               Schedule I — Unit Price
          Section 1.5 Effective Date
This Agreement commences and supersedes the Original Supply Agreement as of the Effective Date.
          Section 1.6 Calendar Quarter
Wherever calendar quarter is used in this Agreement in connection with a matter that pertains to S&N’s financial reporting, S&N shall be entitled to interpret the provision to refer to the period used in its quarterly reporting practice.
          Section 1.7 Legislation
Any reference in this Agreement to legislation or a statute includes, unless otherwise indicated, rules and regulations passed or in force as at the date of the Original Supply Agreement and any amendments to such rules or regulations from time to time, and any legislation or regulations substantially replacing the same.
          Section 1.8 Time of Essence
In this Agreement, time is of the essence.
ARTICLE 2
MANUFACTURING AND SUPPLY OBLIGATIONS
          Section 2.1 Supply of Product
Subject to the terms and conditions of this Agreement, S&N hereby appoints Nucryst as S&N’s exclusive supplier of Products in the Territory and Nucryst agrees to supply Products in the Territory exclusively to S&N, and Nucryst undertakes and agrees to sell to S&N, and S&N agrees to purchase from Nucryst, such quantities of Products as are ordered by S&N from time to time. S&N shall order all of its requirements for Products exclusively from Nucryst. Nucryst shall not sell Products to any Person other than S&N or an Affiliate of S&N without the express written consent of S&N.
          Section 2.2 Forecasting; Purchase Orders; QA and QC
Unless otherwise agreed to in writing by Nucryst and S&N, the supply by Nucryst to S&N (and any S&N Affiliate) of a particular Product shall be on the following terms and conditions:
2.2.1	Nucryst agrees to supply to S&N and S&N agrees to purchase exclusively from Nucryst such quantities of such Product as S&N shall request monthly by written purchase order, all in accordance with the terms of this Agreement. S&N shall, on a monthly basis during the Term (except during any period in which S&N is exercising its rights under the Manufacturing License in accordance with Article 4), provide Nucryst with a twelve (12) month rolling non-binding forecast of S&N’s estimated requirements (per calendar month during such twelve (12) month period) for Products (the “Rolling Forecast”). Such Rolling Forecast shall be provided to Nucryst no later than five (5) Business Days preceding the beginning of each calendar month and shall cover the twelve (12) month period commencing with the calendar month next following such calendar month (e.g., on or before September 21, 2001, S&N is required to provide Nucryst with an updated twelve (12) month Rolling Forecast for the period November 1, 2001 to October 31, 2002). S&N shall on a monthly basis request a supply of Products from Nucryst by way of written purchase orders. The purchase order for a particular month shall be delivered to Nucryst no later than [***] days preceding the beginning of a month. The minimum amount of the Product ordered by S&N for any particular month shall be [***] of the requirements last estimated for such month in the Rolling Forecast. Each purchase order shall be binding on S&N and Nucryst, provided, however, that, with respect to a particular month, in the event S&N’s purchase order exceeds [***] of the quantities of each Product last estimated for such month in the applicable Rolling Forecast, Nucryst shall not be obligated to fill the amount of such purchase order in excess of [***] (“Maximum Quantity”) but shall only be required to use reasonable commercial efforts to fill the amount of such purchase order in excess of the requirements last estimated for such month in the applicable Rolling Forecast. Further, notwithstanding the above, under no circumstances shall Nucryst be obligated to supply a quantity of Products over any period that exceeds the quantity of Products that can be produced by the Equipment during such period using the S&N Production Capacity.

2.2.2	Each purchase order issued by S&N shall specify a delivery date that shall be not less than [***] days from receipt of such purchase order by Nucryst;

2.2.3	all Products supplied by Nucryst to S&N shall conform to the applicable Specifications at the time of delivery by Nucryst to S&N; and

2.2.4	upon receipt of any Product, S&N may inspect such Product for conformance with the requirements of Section 2.2.3 and may, up to and including the date which is thirty (30) days after the date of receipt by S&N of such Product (the “Rejection Date”), reject the same by sending to Nucryst written notice (the “Rejection Notice”) of such rejection on or before the Rejection Date (specifying the nature of such non-conformance) if such Product does not conform to the requirements of Section 2.2.3. S&N shall be deemed to have accepted a particular delivery of such Product if S&N has not sent to Nucryst a Rejection Notice in connection with such delivery on or before the Rejection Date related to such delivery; provided, however, that S&N shall have the right to reject Product by delivery to Nucryst of a Rejection Notice after the

Rejection Date, as soon as is practicable following S&N becoming aware of the non-conformance of the Product, if such Product did not conform to the requirements of Section 2.2.3 at the time it was delivered to S&N and the nonconformance resulted from a latent defect not capable of being detected by S&N during a reasonable inspection of the Product at the time of delivery to S&N. If Nucryst disagrees with the alleged non-conformity of such Product, and after the Parties have endeavoured to settle such disagreement between themselves, then an independent laboratory, mutually agreed upon in writing by the Parties (acting reasonably), shall analyze samples of the alleged nonconforming Product to determine compliance. Nucryst and S&N shall be bound by the laboratory analysis of such alleged non-conformity of such Product with the requirements of Section 2.2.3. The cost incurred in connection with retaining the independent laboratory shall be borne by S&N if the Product in question is found to conform to the requirements of Section 2.2.3 and by Nucryst if the Product in question is found to not conform to the requirements of Section 2.2.3. To the extent it is determined that any Product supplied by Nucryst to S&N under this Agreement does not conform to the requirements of Section 2.2.3 and subject to Section 5.1 and any third party claim pursuant to Section 9.1(i), Nucryst’s sole obligation and S&N’s sole remedy shall be to have Nucryst replace such non-conforming Product at no additional cost to S&N.

2.2.5	Each party shall use its reasonable commercial efforts to comply, in all respects, with the Technical Agreement. If there is any conflict between the terms of this Agreement and the terms of the Technical Agreement, then the terms of this Agreement shall prevail (unless this Agreement specifically provides otherwise) and the conflicting or inconsistent terms of the Technical Agreement shall be disapplied to the extent of the conflict and/or inconsistency only.

2.2.6	In respect of any New Products, S&N and Nucryst agree to negotiate in good faith to conclude a “technical agreement” required by the Regulatory Authorities in respect of such New Product prior to the anticipated launch of such New Product.
          Section 2.3 Delivery; Title; Risk of Loss
Nucryst shall deliver Products to S&N [***], or such other facilities as Nucryst and S&N, by mutual agreement in writing, may from time to time designate.
Each delivery of the Products shall be accompanied by:
2.3.1	a packing list which includes a purchase order reference number, part/lot number and quantities of each Product delivered;

2.3.2	for deliveries to the US/Canada, Nucryst shall provide to the Largo QA department an electronic version of the certificate of analysis incorporating a statement of sterility;

2.3.3	for deliveries to the UK Warehouse (SNID), Nucryst shall provide to the Hull QA department an electronic version of the certificate of analysis incorporating a statement of sterility.
          Section 2.4 Representations
2.4.1	Nucryst represents and warrants to S&N that each Product will be produced in compliance with all applicable laws, the non-compliance with which would have a material adverse effect on Nucryst’s ability to meet its obligations under this Agreement in relation to such Product. Nucryst shall at all times relevant throughout the Term own, hold or possess all material licenses, franchises, permits, privileges, immunities, registrations, approvals (including, without limitation, regulatory approvals), authorizations and qualifications (“Governmental Permits”) necessary to allow it to manufacture and deliver the Products. All such Government Permits shall in all material respects be valid, subsisting and in good standing at all relevant times throughout the Term.

2.4.2	Nucryst represents and warrants that as of the date of the Original Supply Agreement it is the owner of the Nucryst Patent Rights and that such ownership is unencumbered by any lien or security interest granted by Nucryst and to the knowledge of Nucryst on the Original Effective Date, it is the owner of the Nucryst Know-How and the Nucryst Manufacturing Technology and that all material formal requirements in connection with the maintenance and continuation of the patents and trade-marks (including the payment of fees and taxes necessary for the continued use of and/or registration thereof) have been complied with as at the Original Effective Date. As at the Original Effective Date, Nucryst has no knowledge of any reason why any patent included in the Nucryst Patent Rights would be held to be invalid or otherwise unenforceable, of any reason why any patent application included in the Nucryst Patent Rights would be refused or withdrawn, of any reason why any Person would claim that the production, use or sale of Products would infringe its intellectual property rights or that any trade secret of another Person has been appropriated by Nucryst in the production of the Products. Nucryst has taken reasonable measures to avoid misappropriation of trade secrets or infringement of copyright. For purposes of this Section 2.4.2, it is acknowledged that “ownership” goes to title and not to right to use or exploit, and that title does not necessarily give the right to use or otherwise exploit.

2.4.3	Except as expressly provided in this Article 2, Nucryst makes no representation or warranty, whether express or implied, with respect to the Products including, without limitation, any representation as to fitness for a particular purpose or merchantable quality.

          Section 2.5 Inspection by S&N
No more frequently than once per calendar year, Nucryst shall allow S&N, upon reasonable written notice to Nucryst and in any event within fifteen (15) days of such notice being given, during normal business hours and with a representative of Nucryst present, if Nucryst makes a representative available, to visit Nucryst’s manufacturing facility and to review the quality control procedures and manufacturing records of Nucryst, in order to assure satisfaction of the requirements of this Agreement. Nucryst shall respond to all reasonable comments or requests provided by S&N to Nucryst with respect to the foregoing.
          Section 2.6 Import/Export Licenses
S&N shall be responsible for obtaining, at its expense, any import/export licenses required by any governmental authority with respect to Products from and after its delivery to S&N pursuant to this Agreement.
          Section 2.7 Label Content
S&N shall be responsible for ensuring that the label and product insert for any Product sold in any country in the Territory comply with all legal, governmental and regulatory requirements of such country, and, to the extent required for Nucryst to fully and effectively meet all of its obligations under this Agreement. S&N shall be responsible for advising Nucryst in writing and in a timely manner including in the Specifications all such country specific requirements in connection with the packaging of Products including without limitation label, package insert, language and other such requirements and Nucryst shall be responsible for following all reasonable instructions and advice provided by S&N to Nucryst in this regard.
          Section 2.8 Validation
All facilities, processes, equipment and analytical methods used for control of critical process steps employed by Nucryst in the manufacture and production of Products shall be validated in accordance with the rules, regulations and guidance documents of the Regulatory Authorities and shall otherwise be in material compliance with all applicable laws, rules and regulations.
          Section 2.9 Regulatory Matters
Nucryst agrees that it will allow all inspections of its facilities required by any Regulatory Authority and will appropriately respond, forthwith upon receipt and in consultation with S&N, to all requests of any Regulatory Authority and shall provide copies of all such responses to S&N forthwith upon receipt.
          Section 2.10 Production Records
The manufacture of Product shall be recorded in batch production record format that is in compliance with the requirements of the Regulatory Authorities. With respect to a particular manufacturing run, Nucryst will, upon the written request of S&N, provide S&N reasonable access to Nucryst’s batch production records with respect to such manufacturing run during normal business hours. Product and plant master files shall also be maintained by Nucryst in accordance with the requirements of the Regulatory Authorities and such files shall be available upon reasonable written notice during normal business hours to the Regulatory Authorities or S&N.
          Section 2.11 Maintenance of Records
Nucryst will keep or cause to be kept complete and current records relating to all of its manufacturing supply activities under this Agreement in accordance with applicable law, rules and regulations and also the requirements of the Regulatory Authorities.
          Section 2.12 Subcontracting
Nucryst shall not subcontract its obligations under this Agreement without the prior written consent of S&N, which consent shall not be unreasonably withheld; provided, however, that Nucryst shall be entitled to subcontract all or some of its obligations under this Agreement to one or more of its Affiliates without the consent of S&N provided Nucryst remains responsible to S&N for the performance of this Agreement by such Affiliate.
ARTICLE 3
CONSIDERATION
          Section 3.1 Purchase Price
The purchase price payable by S&N to Nucryst for a particular Product shall be equal to the unit price for such Product as determined in accordance with Schedule I (the “Unit Price”) plus the Percentage Manufacturing Profit.
          Section 3.2 Payment
The purchase price specified in Section 3.1 shall be paid by S&N to Nucryst in the following manner. Nucryst shall issue an invoice to S&N at the time of delivery of Products in accordance with Section 2.3. Such invoice shall state an amount payable by S&N to Nucryst as consideration for the Products and shall consist of the Unit Price, the Percentage Manufacturing Profit and all applicable taxes and other charges. Amounts payable by S&N under such invoice shall be paid within [***] days of receipt of the invoice by S&N. In determining the Percentage Manufacturing Profit, the average gross selling price for the particular Product during the previous calendar quarter shall be used as an estimate of Net Sales. S&N shall advise Nucryst in writing of the average gross selling price for all Products (on a Product by Product basis) for each calendar quarter and shall provide reasonable supporting documentation with respect thereto within [***] Business Days of the end of such calendar quarter. Within [***] days of the close of each calendar quarter, the actual Net Sales for each Product for such calendar quarter shall be determined by S&N and provided to Nucryst in a sales report (the “Sales Report”) specifying, at a minimum, (a) [***] of each Product made during such calendar quarter, (b) [***] of each Product made during such calendar quarter and (c) the [***] of each Product sold in such calendar quarter. Each such Sales Report shall include reasonable supporting documentation. If the Sales Report indicates that S&N has paid more or less than it should have paid, then such overpayment or underpayment shall be paid by the appropriate party to the other party within days following receipt of such Sales Report.

          Section 3.3 Audit Rights
3.3.1 Nucryst will keep and maintain proper and complete records and books of account in such form and detail as is necessary for the determination of the increases made during a calendar year by Nucryst to the Direct Cost component or Total Overhead Cost component of Unit Prices (pursuant to Sections 2.1, 2.1.1 and 2.1.2 in Schedule I) and for the determination of the restructuring costs and expenses included in the Total COGS calculation set forth in Section 7 of Schedule I (the “Auditable costs”). Nucryst shall once in any calendar year during normal business hours and upon fifteen (15) days prior written notice from S&N make those records available for audit by a nationally recognized accounting firm designated by S&N (except one to which Nucryst shall have objection, acting reasonably) for the sole purpose of, and Nucryst will only be required to disclose information related to, verifying the Auditable Costs and the correctness of calculations and classifications in respect thereof. For greater certainty, S&N shall have no right to audit the determination of any other aspect of Unit Prices pursuant to this Section 3.3.1 including, without limitation, the Total 2007 COGS (except the Direct Costs element) and the Minimum Total OC for any given calendar year. Nucryst shall preserve such records made in any calendar year for a period of seven (7) years following the close of that calendar year. In the event that such audit discloses that the actual amount of the Auditable Costs are less than the amount paid by S&N to Nucryst, then Nucryst shall promptly reimburse to S&N such overpayment. In the event that such audit discloses that the actual amount of any of the Auditable Costs paid by S&N to Nucryst are greater than the amount payable by S&N to Nucryst pursuant to this Article 3, then S&N shall promptly pay to Nucryst such underpayment based on the results disclosed by such audit. The cost of such audit shall be borne by S&N unless such audit discloses that any element of the Auditable Costs is more than the amount paid by S&N to Nucryst under this Article 3, in which case Nucryst shall be responsible for payment of all reasonable costs of such audit to a maximum of the amount of any underpayment by S&N to Nucryst due to an incorrect calculation of the Auditable Costs and S&N shall be responsible for payment of all other reasonable costs of such audit. Notwithstanding the foregoing, S&N shall not have the right to conduct more than once, for the same purpose, an audit of the same information, books and records, whether under this Agreement or the License and Development Agreement; provided, however, that if any such audit discloses that the actual Auditable Costs was calculated incorrectly such that a reimbursement by Nucryst is required pursuant to this Section 3.3.1, then S&N shall have a further right to audit the same information, books and records for the same purpose until such time as no further errors are found.
3.3.2 S&N will keep and maintain proper and complete records and books of account in such form and detail as is necessary for the determination of the Net Sales amounts payable by S&N to Nucryst under this Agreement. S&N shall once in each calendar year during normal business hours upon fifteen (15) days prior written notice from Nucryst make those records available for audit by a nationally recognized accounting firm designated by Nucryst (except one to which S&N shall have objection, acting reasonably) for the sole purpose of, and S&N will only be required to disclose information related to, verifying such Net Sales and deductions therefrom and the correctness of calculations and classifications in respect thereof. S&N shall preserve such records made in any calendar year for a period of seven (7) years following the close of that calendar year. In the event that such audit discloses that the actual Net Sales amounts for

Products are greater than the Net Sales amounts reported by S&N to Nucryst pursuant to this Article 3 for purposes of calculating the purchase price payable by S&N to Nucryst for Products, then S&N shall pay to Nucryst any additional purchase price for Products based on the results disclosed by such audit. In the event that such audit discloses that the actual Net Sales amounts for Products are less than the Net Sales amounts reported by S&N to Nucryst pursuant to this Article 3 for purposes of calculating the purchase price payable by S&N to Nucryst for Products, then Nucryst shall reimburse S&N for any such overpayment of the purchase price for Products based on the results disclosed by such audit. The cost of such audit shall be borne by Nucryst unless such audit discloses that the actual Net Sales amounts for Products are greater by [***] or more than the Net Sales amounts reported by S&N to Nucryst pursuant to this Article 3 or such audit discloses that the Net Sales for Products are less than the Net Sales reported by S&N to Nucryst pursuant to this Article 3, in which cases S&N shall be responsible for payment of all reasonable costs of such audit to a maximum of the amount of any overpayment by S&N to Nucryst due to an incorrect calculation of Net Sales and Nucryst shall be responsible for payment of all other reasonable costs of such audit. Notwithstanding the foregoing, Nucryst shall not have the right to conduct more than once, for the same purpose, an audit of the same information, books and records, whether under this Agreement or the License and Development Agreement; provided, however, that if any such audit discloses that the actual Net Sales was calculated incorrectly such that a payment by S&N is required pursuant to this Section 3.3.2, then Nucryst shall have a further right to audit the same information, books and records for the same purpose until such time as no further errors are found.
          Section 3.4 Late Payments
Any late payments of any nature made under this Agreement shall bear interest, running from the date such payment was due until such payment is made in full, at a rate per annum equal to the average three (3) month US dollar LIBOR rate (as published from time to time by Reuters) plus [***].
          Section 3.5 Currency Conversion
The currency in which Net Sales were invoiced shall be converted to United States dollars on the date of payment of the Percentage Manufacturing Profit using the applicable average rate of exchange for U.S. dollars for the prior quarter quoted as local currency per US $1, published in The Financial Times (London edition).
          Section 3.6 Taxes and Other Withholdings
Each of Nucryst and S&N shall be responsible for any and all taxes and other similar levies or charges properly assessed against payments received by such Party from the other Party under this Agreement. If applicable laws or regulations require that taxes or other amounts be withheld on such payments, the withholding Party will in a timely manner notify the other Party in writing specifying the details thereof and shall:
3.6.1	deduct those taxes or other amounts from the amount of such payment due to the receiving Party,

3.6.2	pay the taxes or other amounts to the proper taxing authority in a timely manner, and

3.6.3	send proof of payment to the receiving Party within sixty (60) days following that payment.
The Parties agree to cooperate to lawfully reduce the amount of any such deductions by obtaining the benefit of any tax treaty with respect to such deductions. Further, the withholding Party shall cooperate with the receiving Party in obtaining for the receiving Party a credit or refund for any such taxes, levies or charges.
          Section 3.7 Set-Off
If pursuant to any of the terms of this Agreement, or any other agreement or instrument contemplated in this Agreement, including, without limitation, the License and Development Agreement, it is determined pursuant to the dispute resolution procedure in Section 12.4 or otherwise by an unappealable decision of a court of law, that a Party owes any amount to the other or to an Affiliate of the other, then without limiting or waiving, in any respect, any rights or remedies of the other Party, the other Party shall have the right to set-off the aggregate amount of such amount owing against, and apply it in full or partial satisfaction of, any amounts payable by the other Party or an Affiliate of the other Party, pursuant to the terms of this Agreement or any other agreement or instrument contemplated in this Agreement, including, without limitation, the License and Development Agreement.
ARTICLE 4
MANUFACTURING LICENSE
          Section 4.1 Manufacturing License
4.1.1	License to Make and Have Made in the Territory
4.1.1.1	With respect to Products, Nucryst hereby grants to S&N and its Affiliates a royalty-free license (or, where applicable, sublicense) under the Nucryst Manufacturing Technology to make and have made (including by any third party manufacturers) Products for sale by S&N in the Field in the Territory pursuant to the License and Development Agreement (the “Manufacturing License”); provided, however, that S&N may not practice the Manufacturing License until such time, if ever, as Nucryst has failed to cure a material supply difficulty or failed to satisfy S&N, acting reasonably, that it can cure such supply difficulty at least as well as S&N, all as described in Section 4.1.1.3.

4.1.1.2	Notwithstanding the foregoing, Nucryst agrees to advise S&N in a timely manner of any material supply difficulties with respect to a Product or Products experienced by Nucryst (including any caused by a Force Majeure Event) so that the Parties have an opportunity to discuss such difficulties and possible resolutions thereof at an early stage with a view to avoiding the application of the Manufacturing License in relation to the Product or Products.

4.1.1.3	If Nucryst advises S&N of a supply difficulty pursuant to Section 4.1.1.2 or encounters one but does not notify S&N thereof and S&N desires to practice the Manufacturing License with respect to Products (in whole or in part), S&N will notify Nucryst in writing of such desire not earlier than [***] days following the commencement of the discussions referred to in Section 4.1.1.2 or, if no discussions occur because Nucryst failed to notify S&N of the supply difficulty, [***] days following the date S&N becomes aware of the supply difficulty. In that event, Nucryst shall have a period of [***] following receipt of the notice from S&N to either cure the supply difficulty or demonstrate to the satisfaction of S&N, acting reasonably, that it can cure the supply difficulty at least as well as S&N, having regard to the time and cost to implement the cure. If, by the end of the [***] period, and only in such circumstances, Nucryst has neither cured the supply difficulty nor demonstrated to the satisfaction of S&N, acting reasonably, that it can cure such difficulty at least as well as S&N, then S&N shall become entitled to practice the Manufacturing License with respect to such Product to the extent notified by S&N in its written notice to Nucryst. Except as expressly provided in Section 9.1 (insofar as it pertains to third party claims against S&N), the right to practice the Manufacturing License in relation to such Product will be S&N’s sole remedy for the actions of Nucryst giving rise to that right. S&N shall purchase from Nucryst such quantity of such Product and material intermediates as are then held by or on behalf of Nucryst for the purpose of manufacturing the Products.

4.1.1.4	During any period in which S&N is practicing the Manufacturing License with respect to Products, S&N shall:
4.1.1.4.1	be responsible for all aspects of the manufacture and supply of such Products assumed by S&N and, as a result, Nucryst shall, notwithstanding any provision to the contrary in this Agreement, be relieved from all obligations under this Agreement with respect to the manufacture and supply of such Products during such period, including without limitation any liability in respect thereof to S&N or any third party, except in relation to Products manufactured and supplied by Nucryst prior to the commencement of such period or after the conclusion of such period;

4.1.1.4.2	only modify the label of such Product to the extent required by the applicable Regulatory Authority.

4.1.1.5	At the time that S&N is entitled to practice the Manufacturing License under this Section 4.1, the lease provided for in Article 11 shall be deemed to have been terminated, and Nucryst shall comply with the provisions in Section 11.5 with respect to expiry of the Term and the return of the Equipment.

4.1.1.6	If within one year after S&N begins to practice the Manufacturing License with respect to such Products in the Field in the Territory (to the extent requested by S&N in its written notice to Nucryst), Nucryst has demonstrated to the satisfaction of S&N, acting reasonably, the ability to once again manufacture such Products for sale in the Territory in compliance with the provisions of this Agreement at a price which is no more than the price charged to S&N by the third party manufacturing the Products under the Manufacturing Licence (or S&N’s Fully Allocated Costs of Goods incurred if it is exercising the Manufacturing Licence to manufacture the Products itself); and Nucryst has paid to S&N an amount equal to all of the costs directly incurred by S&N in establishing and terminating such manufacturing operations (including all capital expenditures or commitments to third parties in relation thereto made by S&N to enable it to manufacture and supply such Products), S&N shall, subject to then existing third party commitments, permit Nucryst to resume such manufacturing activities of such Products for sale in the Territory. S&N will use commercially reasonable efforts in structuring any third party arrangements to minimize the duration and scope of any such commitments so as to facilitate the resumption by Nucryst of manufacturing activities of such Products for sale in the Field in the Territory. Upon such resumption by Nucryst, the lease provided for in Article 11 shall resume and S&N will no longer be entitled to practice the Manufacturing License with respect to such Products in the Territory (except to the limited extent required to enable S&N to comply with then existing third party commitments regarding manufacture of such Products) until such time as the conditions described in Section 4.1.1.2 above recur and the procedures in Section 4.1.1.3 above have once again been complied with and S&N is thereby entitled to again practice the Manufacturing License.
4.1.2	Technology Transfer
4.1.2.1	In order to enable S&N to effectively exercise its rights under the Manufacturing License when applicable, Nucryst, S&N and certain other named parties have concurrently with this Agreement entered into the Escrow Agreement. Further, in the event that S&N becomes entitled to practice the Manufacturing License with respect to Products, Nucryst will release the Escrow Agreement and will provide S&N (and any third party appointed by S&N to manufacture the Products) with all technology, know-how, confidential information and all assistance reasonably required to ensure a smooth and seamless transition of manufacturing of Products, including the ability to consult with Nucryst personnel involved in manufacturing Products and, if Nucryst has provided its prior written consent, the ability to make offers of employment to such personnel.

4.1.2.2	Any information received by S&N pursuant to Section 4.1.2 shall be subject to the confidentiality provisions of Article 8 and shall be deemed to be the Confidential Information of both S&N and Nucryst provided that S&N shall be entitled to disclose solely in accordance with Section 8.1 such information to all third party manufacturers retained by S&N to manufacture the Products pursuant to the Manufacturing License. S&N shall return any such information to Nucryst at such time as its ability to practice the Manufacturing License with respect to Products terminates (except that S&N may retain one copy for legal archival purposes).
4.1.3	Protection in Bankruptcy. The rights granted to S&N by Nucryst pursuant to this Section 4.1 constitute “intellectual property” (including as such term is defined under Section 101(35A) of the United States Bankruptcy Code) for purposes of applicable bankruptcy law (including Section 365(n) of the United States Bankruptcy Code).

4.1.4	Force Majeure Events. Notwithstanding any provision to the contrary in this Article 4, if S&N, but for the occurrence of a Force Majeure Event with respect to Nucryst, would be entitled to provide to Nucryst the written notice specified in Section 4.1.1.3, Nucryst shall be presumed to be the Party that is able to take the steps to relieve the effect of the occurrence of the Force Majeure Event (and thus rely on the provisions of Section 12.1), unless S&N can reasonably demonstrate at such time that S&N is materially better positioned to take the steps to relieve the effect of the occurrence of the Force Majeure Event (in which case S&N shall become entitled to practice the Manufacturing License, all as provided for in this Article 4, notwithstanding the occurrence of the Force Majeure Event).
          Section 4.2 S&N Cost of Manufacture
S&N shall be responsible for all costs of the manufacture of the Products by or on behalf of S&N during the time that S&N is manufacturing Products under the Manufacturing Licence.
ARTICLE 5
RECALLS AND COMPLAINTS
          Section 5.1 Product Recalls
S&N shall be responsible for implementing all Product recalls: (a) required by a request, directive or order of any applicable Regulatory Authority; (b) required by the order of a court of competent jurisdiction; and (c) required by S&N, acting reasonably and with input from Nucryst (if time permits). To the extent that the Product recalled was sold prior to the date of the Original Supply Agreement or to the extent that the adverse event or complaint resulting in the recall is attributable to Nucryst, S&N’s out-of-pocket costs and expenses incurred in connection with such recall shall be reimbursed to S&N by Nucryst. S&N shall handle any such recall in a timely manner and in compliance with all applicable laws and regulations. S&N shall keep Nucryst informed in a timely manner with respect to any such recall. No communications regarding any such recall shall be initiated by either S&N or Nucryst with the news media, customers, the FDA or any other Regulatory Authority, except if and to the extent required by applicable law or regulatory requirement, without the prior written approval of the other of them, which approval shall not be unreasonably withheld or delayed. If a Party does not respond in writing to the other Party within the time period requested by the other Party, acting reasonably, and in a timely fashion but in any event within ten (10) days after receipt of any request for approval, such failure to respond will be deemed to be a response that the Party does not have any comment in respect of the recall. In the event of a recall, the defect giving rise to such recall shall be remedied as promptly as possible by the Party responsible for the defect.
          Section 5.2 Complaints and Adverse Events
Each of S&N and Nucryst shall notify the other Party no later than the following Business Day, after becoming aware of any report of any serious adverse event or consumer complaint, and within ten (10) Business Days after becoming aware of any non-serious adverse events or consumer complaints, associated with the use of a Product, whether or not determined to be attributable to Product. Such notification shall be by facsimile or e-mail (with flagged priority). Evaluation, follow-up and reporting of all adverse events and customer complaints shall be the responsibility of S&N. Nucryst shall provide all assistance reasonably requested by S&N in the foregoing regard. Each Party shall maintain a record of all reported adverse events.
ARTICLE 6
INSURANCE
          Section 6.1 Insurance
6.1.1	Subject to adjustment as hereinafter provided, Nucryst shall, at its sole cost and expense, procure and maintain policies of commercial general liability insurance in amounts of not less than [***] per incident and [***] annual aggregate and naming S&N as an additional insured and of business interruption insurance in amounts of not less than five million dollars ($5,000,000) per incident and ten million dollars ($10,000,000) annual aggregate. Such commercial general liability insurance shall, among other things, provide (a) product liability coverage and (b) contractual liability coverage for Nucryst’s indemnification under Section 9.1. If Nucryst elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of [***] annual aggregate), such self-insurance program must be reasonably acceptable to S&N. The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of Nucryst’s liability with respect to its indemnification obligation under Section 9.1. S&N and Nucryst agree to review on the fifth, tenth, fifteenth, etc., anniversary of the Effective Date the adequacy of the insurance requirements set forth in this Section 6.1.1 in the then current circumstances and to revise such requirements where appropriate, acting reasonably, to conform with the then current industry norms. For the avoidance of doubt, Nucryst shall be liable under all provisions of this Agreement whether or not it complies with the provisions of this Section 6.1.1.

6.1.2	Subject to adjustment as hereinafter provided, S&N shall, at its sole cost and expense, procure and maintain policies of commercial general liability insurance in amounts of not less than [***] per incident and [***] annual aggregate and naming Nucryst as an additional insured and of business interruption insurance in amounts of not less than five million dollars ($5,000,000) per incident and ten million dollars ($10,000,000) annual aggregate. Such commercial general liability insurance shall, among other things, provide (a) product liability coverage and (b) contractual liability coverage for S&N’s indemnification under Section 9.2. If S&N elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of [***] annual aggregate), such self-insurance program must be reasonably acceptable to Nucryst. The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of S&N’s liability with respect to its indemnification obligation under Section 9.2. S&N and Nucryst agree to review on the fifth, tenth, fifteenth, etc., anniversary of the Effective Date the adequacy of the insurance requirements set forth in this Section 6.1.2 in the then current circumstances and to revise such requirements where appropriate, acting reasonably, to conform with the then current industry norms. For the avoidance of doubt, S&N shall be liable under all provisions of this Agreement whether or not it complies with the provisions of this Section 6.1.2.
          Section 6.2 Notice of Insurance
Each Party shall provide the other with written evidence of such insurance upon request. Each Party shall provide the other with written notice at least forty-five (45) days prior to the cancellation, non-renewal or material change in such insurance.
          Section 6.3 Maintenance of Insurance
Each Party shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (a) the period that any Product manufactured by Nucryst is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by S&N or by a sublicensee, Affiliate or agent of S&N and (b) a period of not less than fifteen (15) years after the period referred to in (a) above.

ARTICLE 7
IMPROVEMENTS
          Section 7.1 Improvements
No change to the Specifications shall be implemented by Nucryst, which are requested by S&N or, in cases of changes to the Specification requested by Nucryst, until the Parties have agreed in writing such change, the implementation date of such change, the costs associated with implementing the change, and any increase or decrease in the Unit Price of Products associated with such change. If “change” in the Specification is necessary to comply with the requirements of a Regulatory Authority, Nucryst shall review such required change and will notify S&N and advise S&N of the costs associated with such change, the implementation timing, and the effect on the Unit Price for the Products. In relation to any proposed or requested changes to the Specification, Nucryst shall provide S&N with supporting documentation of all costs and timing. If S&N decides to proceed with the changes to the Specifications, S&N shall pay to Nucryst all costs associated with such S&N-requested or regulatory changes and the Unit Price for the Products shall be adjusted following implementation of the change. The change shall be incorporated within the applicable Specifications pursuant to a written amendment of such Specifications. It is the responsibility of S&N to ensure that the applicable regulatory and governmental authorities approve the proposed change (if required) to the Specifications or method of manufacture.
ARTICLE 8
CONFIDENTIALITY
          Section 8.1 Confidentiality
The Parties to this Agreement recognize that from time to time one Party may disclose to another Party(ies) information which is of a confidential nature (“Confidential Information”) and it is therefore agreed that:
8.1.1	Except as otherwise expressly authorized in writing by the discloser or specifically provided for in this Agreement, all Confidential Information of the disclosing Party shall be held in strict confidence by the receiving Party and the receiving Party shall employ or cause to be employed diligent efforts and reasonable care in order to ensure that such Confidential Information is not made available to any third Party, excepting only as required under this Agreement including in connection with the exercise by S&N of its rights in relation to the Manufacturing License, where applicable or to the directors, officers, employees, agents and consultants of the receiving Party whose duties require disclosure of the same or as expressly authorized in writing and then (in any such case) only if the Parties to whom such Confidential Information is being disclosed have given to the disclosing Party an enforceable undertaking (in a form of contract used by the disclosing Party in its normal course of business and that that deals with equivalently sensitive information) not to disclose such Confidential Information to any other Party.

8.1.2	Subject to Section 8.1.3, Confidential Information shall not include information that is in the public domain at the time of disclosure, that the recipient can demonstrate based on written records was lawfully already in its possession, that is approved in writing for release by the discloser or that is obtained by any Party to this Agreement from a third Party without obligation of confidence (provided, however, that no third Party from which the information is obtained has any obligation of confidence to any Parties to this Agreement) or that becomes public knowledge otherwise than through the fault of the recipient or any Person to whom it has disclosed the Confidential Information.

8.1.3	Disclosure of Confidential Information shall not be precluded if such disclosure is in response to a valid order of a court or other governmental body or of any political subdivision thereof or is otherwise required to be disclosed by law. Notwithstanding the foregoing, in the event that a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to this Section 8.1.3, it will, except where impractical, give reasonable advance notice to the other Party of such disclosure and use its best efforts to secure confidential treatment of such information.

8.1.4	Confidential Information that is specific shall not be deemed to be within the public domain merely because it is embraced by general knowledge in the public domain. Further, any Confidential Information dealing with any combination of features of a specific matter shall not be deemed to be within the public domain, unless the combination of features and the principle of operation are in the public domain.

8.1.5	Each Party to this Agreement shall, upon the termination of this Agreement, return all corporeal Confidential Information to the owner of such Confidential Information with a written undertaking that no copies (electronic or otherwise) have been retained, except that the receiving Party may retain one (1) copy in its legal files solely to allow it to monitor its obligations hereunder.

8.1.6	Each of the Parties to this Agreement acknowledges that the other Party to this Agreement would suffer irreparable harm as a result of the breach of any of the non-disclosure and confidentiality obligations set forth in this Section 8.1 and that legal remedies are inadequate; therefore, each of the Parties to this Agreement agrees that, in addition to any damages and other remedies that the other Party to this Agreement may be entitled to as a result of such a breach, the other Party to this Agreement shall be entitled to seek an order from a court of competent jurisdiction restraining such Party from breaching or continuing to breach any of the provisions of this Section 8.1.

8.1.7	The covenants of the Parties under this Section 8.1 shall continue in full force and effect notwithstanding the termination of this Agreement by effluxion of time or otherwise.

          Section 8.2 No Disclosure
Except as required by law or any applicable regulatory authority or as otherwise provided herein, the Parties agree that the existence of this Agreement and the contents of this Agreement shall not be disclosed to any third Party without the prior written consent of the other Parties. Notwithstanding the foregoing, in the event that a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to this Section 8.2, it will, except where impractical, give reasonable advance notice to the other Party of such disclosure and use its best efforts to secure confidential treatment of such information.
ARTICLE 9
INDEMNIFICATION
          Section 9.1 Indemnification by Nucryst
Nucryst shall indemnify and hold S&N (its Affiliates and their respective officers, directors, shareholders, employees, agents, and their successors and permitted assigns) (collectively the “S&N Indemnitees”) free and harmless from any claims, demands, liabilities, losses, actions or causes of actions, and any and all expenses associated therewith (including without limiting the generality of the foregoing, reasonable defence costs and legal fees), arising out of or in connection with, or that are the result of, or are otherwise related to: (i) any claim, suit, proceeding or cause of action against any of the S&N Indemnitees alleging physical injury (including death) or property damage as a result of the acts or omissions of Nucryst or its officers, directors, shareholders, employees or agents, except to the extent attributable to the actions of any one or more of the S&N Indemnitees; (ii) any failure of Nucryst to perform, in whole or in part, any covenants or obligations under this Agreement (or under the Original Supply Agreement) except to the extent attributable to the actions of any one or more of the S&N Indemnitees; (iii) Nucryst’s non-compliance with any applicable national, federal, provincial or state laws or regulations, except to the extent attributable to the actions of any one or more of the S&N Indemnitees; (iv) for the period specified in Section 12.9, any breach by Nucryst of any of its representations or warranties under this Agreement (or the Original Supply Agreement).
          Section 9.2 Indemnification by S&N
S&N shall indemnify and hold Nucryst (its Affiliates and their respective officers, directors, shareholders, employees, agents, and their successors and permitted assigns) (collectively the “Nucryst Indemnitees”) free and harmless from any claims, demands, liabilities, losses, actions or causes of actions, and any and all expenses associated therewith (including without limiting the generality of the foregoing, reasonable defence costs and legal fees), arising out of or in connection with, or that are the result of, or are otherwise related to: (i) any claim, suit, proceeding or cause of action against any of the Nucryst Indemnitees alleging physical injury (including death) or property damage as a result of the acts or omissions of S&N or its officers, directors, shareholders, employees or agents, except to the extent attributable to any one or more of the Nucryst Indemnitees; (ii) any failure of S&N to perform, in whole or in part, any covenants or obligations under this Agreement (including the Original Supply Agreement)

except to the extent attributable to any one or more of the Nucryst Indemnitees; (iii) S&N’s non-compliance with any applicable national, federal, provincial or state laws or regulations, except to the extent attributable to any one or more of the Nucryst Indemnitees; (iv) for the period specified in Section 12.9, any breach by S&N of any of its representations or warranties under this Agreement (including the Original Supply Agreement). The liability of the parties included in the definition “S&N” shall be joint and several.
          Section 9.3 Infringement Indemnification
In the event of any action or threatened action against S&N in which it is asserted that the production of the Product infringes a copyright, patent, or other industrial or intellectual property right, S&N shall promptly notify Nucryst of such action or threatened action. If a court of competent jurisdiction upholds the infringement action in a judgment that has become incapable of appeal, or if an injunction has been granted, Nucryst shall use reasonable commercial efforts to:
9.3.1	procure the right for Nucryst to continue using the allegedly infringing Nucryst Manufacturing Technology; or

9.3.2	replace or modify the Nucryst Manufacturing Technology as the case may be, so that it becomes non-infringing but has substantially equivalent capabilities as the infringing technology.
Without limiting or waiving, in any respect, any rights or remedies of S&N or any Affiliate of S&N in any other Section of this Agreement, if as a result of an infringement claim in relation to the Products other than New Products or solely the Nucryst Manufacturing Technology incorporated into any New Product then (a) S&N is required to pay any damages it shall be entitled to recover such damages from Nucryst, or (b) S&N is required to pay any royalty to the claimant for ongoing rights to permit continued production of the Product, S&N shall be entitled to deduct such damages or royalties from the amount payable to Nucryst pursuant to Section 3.1, this being the sole remedy for recovery of such damages or royalties unless Nucryst has breached any representation given to S&N in Section 2.4.2 in respect of the said infringement.
          Section 9.4 Procedure
The indemnified party shall give prompt written notice to the indemnifying party(ies) of any suits, claims or demands by third parties (“Claim”) which may give rise to any loss for which indemnification may be required under this Article 9, provided however that failure to give such notice shall not impair the obligation of the indemnifying party to provide indemnification hereunder except if and to the extent that such failure materially impairs the ability of the indemnifying party to defend the Claim. The indemnifying party shall be entitled to assume the control, defence and settlement of any Claim or demand of any third party at its own cost and expense; provided, however, that the other party shall have the right to be represented by its own counsel at its own cost in such matters. In the event that the indemnifying party shall decline to assume control of any such Claim, the party entitled to indemnification shall be entitled to assume such defence of, and settle such Claim, all at the sole cost and expense of the indemnifying party. Neither the indemnifying party nor the indemnified party shall settle or dispose of any such matter in any manner which would adversely impact the rights and interests of the other party without the prior written consent of the indemnified party, which shall not be unreasonably withheld. Each party shall cooperate with the other party and its counsel in the course of the defence of any such Claim, such cooperation to include using reasonable efforts to provide or make available documents, information and witnesses.
ARTICLE 10
TERM AND TERMINATION
          Section 10.1 Term and Expiration
This Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to this Article 10, this Agreement shall expire upon expiry of the License and Development Agreement.
          Section 10.2 Early Termination
This Agreement may be terminated by either Party as follows:
10.2.1	by mutual written agreement of Nucryst and S&N, effective as of the time specified in such written agreement;

10.2.2	subject to Article 4, by one Party where the other Party fails to perform or observe in any material respect any material covenant, condition or provision of, or fails to rectify a material breach of, this Agreement, provided, however, that the Party alleging such failure to perform or observe or breach must first give the other Party written notice thereof, which notice must identify the failure to perform or observe or breach in reasonable detail and that the Party giving such notice views such alleged failure to perform or observe or breach as a basis for terminating this Agreement under this Section 10.2.2 and the Party receiving such notice must have failed to cure such alleged breach with in forty-five (45) days after receipt of such notice;

10.2.3	by one Party where the other Party institutes proceedings to be adjudicated a bankrupt or insolvent or to be wound-up, or consents to the institution of bankruptcy, insolvency or winding-up proceedings against it, or files a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, or if any such proceedings are commenced in respect of the Party and are not being contested in good faith (and with the intended result of such contestation being to suspend any adverse effect of such proceeding on the rights of the Party hereunder) within thirty (30) days after the other Party becomes aware thereof or if the other Party consents to the filing of any such petition or to the appointment of a receiver over its business and assets generally or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due;

10.2.4	by one Party where the other Party institutes proceedings under the Companies’ Creditors Arrangement Act, the Bankruptcy and Insolvency Act or other similar legislation or the other Party seeks or takes any proceeding relating to a compromise or arrangement with creditors or claimants generally; or

10.2.5	by one Party where the other Party voluntarily suspends for more than thirty (30) Business Days all or substantially all of its business operations, other than suspensions of a temporary nature resulting from a strike or similar event not within the control of the Party or from a lock-out.
          Section 10.3 Survival of Obligations
Such provisions of this Agreement that, by their nature, would be expected to survive termination of this Agreement, including without limitation Article 8 and Article 9, shall survive any such termination.
          Section 10.4 Continuing Liability
Termination of this Agreement for any reason shall not release any Party from any liability, obligation or agreement which has already accrued nor affect the survival of any provision hereof which is expressly stated to survive such termination. Termination of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, which a Party may have hereunder or which may arise out of or in connection with such termination.
          Section 10.5 Return of Confidential Information
Upon termination of this Agreement, each party shall return to the other all Confidential Information of such other party that remains in its possession, except that each party shall be entitled to retain one copy of any such information for archival purposes.
          Section 10.6 Return of Equipment
Upon termination of this Agreement, Nucryst shall return to S&N (at S&N’s cost) the Equipment in good repair, condition and order and in substantially the same condition as at the Effective Date (fair wear and tear excepted).
ARTICLE 11
LEASE OF EQUIPMENT
          Section 11.1 Equipment
11.1.1	S&N leases the Equipment to Nucryst for the duration of the Term on the terms and conditions of this Agreement.

11.1.2	The Equipment shall at all times be and remain the sole property of S&N and Nucryst shall have no right, title or interest in the Equipment unless specified in this Agreement. At S&N’s request Nucryst shall, at its own expense, affix and maintain on the Equipment in a manner satisfactory to S&N (acting reasonably) labels, plates or other marks supplied by S&N to identify the Equipment as property of S&N.

11.1.3	Subject to 11.2, Nucryst shall only be permitted to use the Equipment in connection with the manufacturing of the Products pursuant to this Agreement.

11.1.4	Nucryst shall not sub-let, assign or part with possession of the Equipment without the prior written consent of S&N, except for sub-lets or assignments to an Affiliate of Nucryst where Nucryst remains responsible to S&N for the performance of all obligations under this Agreement.

11.1.5	Nucryst shall, during the Term:
11.1.5.1	keep the Equipment free of all liens, charges and encumbrances whatsoever;

11.1.5.2	keep the Equipment in good repair, condition and working order and shall furnish all parts, mechanisms, devices and servicing so required, subject to 11.5 below;

11.1.5.3	comply with all applicable laws relating to the Equipment; and

11.1.5.4	pay all taxes associated with Nucryst’s use of the Equipment.
          Section 11.2 Use of Equipment
Except as otherwise expressly set out herein, the Equipment shall be solely used by Nucryst for the purpose of manufacturing and producing Products pursuant to this Agreement. Nucryst acknowledges and agrees that [***] of the Production Capacity for the manufacture of Products shall be primarily and on a first priority basis for S&N (“S&N Production Capacity”). During the Term, Nucryst shall be entitled to use the remaining [***] of the Production Capacity (“Nucryst Production Capacity”) and any unused S&N Production Capacity for purposes other than the manufacture of Products for S&N. In consideration for Nucryst’s right to use the Nucryst Production Capacity during the Term, Nucryst shall pay to S&N a charge of [***] per year for a period of 7 years commencing on the 1st of June, 2001. Thereafter, Nucryst shall be deemed to have fully paid for its rights in relation to the Nucryst Production Capacity. Nucryst may terminate its entitlement to use the Nucryst Production Capacity at any time, with the result that the S&N Production Capacity shall increase to 100% of Production Capacity. On such termination, Nucryst’s obligation to pay the balance of the unpaid charge for the Nucryst Production Capacity shall forthwith terminate and any prepaid portion of such charge shall be refunded by S&N to Nucryst.

          Section 11.3 Quiet Possession
Except as otherwise expressly set out herein, Nucryst shall have exclusive use and quiet possession of the Equipment during the Term. S&N shall have the right, on prior reasonable notice, to enter Nucryst’s premises to inspect the Equipment during regular business hours. Nucryst shall keep the Equipment during the Term at its premises in Fort Saskatchewan, Alberta, and shall not, without S&N’s prior written consent, not to be unreasonably withheld, move the Equipment from that location. Nucryst shall use and operate the Equipment in a careful and prudent manner and not for any unlawful purpose and shall, at Nucryst’s expense, comply with and conform to, all applicable federal, provincial and other laws, ordinances and regulations.
          Section 11.4 Insurance, Damage
11.4.1	For so long as the Equipment is in Nucryst’s possession, Nucryst assumes and shall bear the entire risk of loss, damage to or destruction of the Equipment from any cause whatsoever. Nucryst shall obtain and maintain for the Term, at its own expense, insurance against loss or damage to the Equipment including without limitation, loss by fire (including extended coverage), theft, collision and such other risks of loss as are customarily covered by insurance on such type of Equipment and by prudent operators of businesses similar to that in which Nucryst is engaged, in such amounts, in such form and with such insurers as shall be satisfactory to S&N, acting reasonably provided that the amount of such insurance shall not be less than the full replacement value of the Equipment. The insurance coverage shall be in favour of both S&N and Nucryst as named insureds, shall name S&N as first loss payee, and shall contain a clause requiring the insurer to give S&N at least fifteen (15) business days prior written notice of any alteration in the terms of or cancellation of the policy. On request, Nucryst shall furnish to S&N a certificate of insurance or other evidence satisfactory to S&N that such insurance coverage is in effect. Nucryst shall give S&N prompt notice of any damage to or loss of the Equipment or any part thereof.

11.4.2	If there is any damage to or loss of any part of the Equipment, Nucryst will at its expense make all proofs of loss and take all other steps necessary to recover insurance benefits, unless advised in writing by S&N that S&N desires to do so. Nucryst appoints S&N as its agent and attorney to make any claims and receive any payments pursuant to the insurance policies. Proceeds of insurance will be disbursed by S&N against invoices for repair, partial repair or replacement of the Equipment. However, if any part of the Equipment is lost, stolen, destroyed or damaged beyond repair for any reason, the Parties shall determine in good faith discussions whether Nucryst or S&N ought to replace the Equipment, such determination to be made in a manner substantially similar to that set out in Article 4 concerning curation of a material supply difficulty.

          Section 11.5 Expiry of Term
On expiry of the Term or following earlier termination of this Agreement or the lease provided for in this Article 11 (as provided in Section 4.1.1.5), Nucryst shall at S&N’s sole cost and expense immediately return the Equipment to S&N in good repair, condition and working order and in substantially the same condition as at the Effective Date, reasonable wear and tear excepted, at such place as S&N may specify and provide reasonable cooperation and assistance in connection therewith. If Nucryst fails to do so within fourteen (14) business days after expiry or termination of this Agreement, S&N shall have the right, on reasonable notice to Nucryst, to enter upon any premises where the Equipment or any of it may be, with or without legal process, and remove the Equipment.
          Section 11.6 Representations, Warranties
11.6.1	As of the date of the Original Supply Agreement, S&N does not make, and there are no representations or warranties, express or implied, statutory or otherwise, with respect to the Equipment or this Agreement or any schedule or amendment hereto or affecting the rights of the Parties hereby and S&N shall not be deemed to make, now or hereafter at any time, any representation or warranty, express or implied, as to the quality of the material or workmanship of the Equipment, or the conformity of the Equipment to the provisions and specifications of Nucryst, or to the condition, design, merchantable quality, durability, operation or fitness for use or for any particular purpose of the Equipment or freedom thereof from any Liens or rights of others or any other representation or warranty whatsoever, express or implied with respect to the Equipment.

11.6.2	As of the date of the Original Supply Agreement, Nucryst does not make, and there are no representations or warranties, express or implied, statutory or otherwise, with respect to the Equipment or this Agreement or any schedule or amendment hereto or affecting the rights of the Parties hereby and Nucryst shall not be deemed to make, now or hereafter at any time, any representation or warranty, express or implied, as to the quality of the material or workmanship of the Equipment, or the conformity of the Equipment to the provisions and specifications of S&N, or to the condition, design, merchantable quality, durability, operation or fitness for use or for any particular purpose of the Equipment or freedom thereof from any Liens or rights of others or any other representation or warranty whatsoever, express or implied with respect to the Equipment.

ARTICLE 12
MISCELLANEOUS
          Section 12.1 Force Majeure
Subject to Section 4.1.4:
12.1.1	Means an event, the cause of which is beyond the reasonable control of the Party affected thereby and which could not reasonably have been foreseen and provided against, including, without limitation, acts of God, strikes, lock-outs or other labour or industrial disturbances, accidents, fires, explosions, weather conditions materially affecting or preventing work, inability to secure fuel, power, materials, contractors or labour, mechanical breakdown, failure of equipment or machinery, delays in transportation, wars, civil commotion, riot, sabotage, interruptions by government, court orders, or orders or rulings by regulatory bodies; provided that an event caused by or materially contributed to by a Party’s financial difficulty shall not be included as a force majeure event.

12.1.2	Notwithstanding any other provision of this Agreement, if by reason of Force Majeure, either Party is wholly or partly unable to perform certain of its obligations under this Agreement, it shall be relieved of those obligations to the extent, and for the period, that it is affected by Force Majeure, provided that the affected Party gives the other Party prompt notice of such inability and nature, cause and expected duration of the Force Majeure. The Party affected by Force Majeure shall use all reasonable efforts to remedy the situation and remove, so far as possible and with reasonable dispatch, the cause of its inability to perform, provided that there shall be no obligation on a Party so affected to settle labour disputes or to test or to refrain from testing the validity of any order, regulation or law in any court having jurisdiction. The Party affected by Force Majeure shall give prompt notice of the cessation and the cause thereof, and shall provide reports at least every seven (7) days as to its progress in dealing with the Force Majeure. Should the Force Majeure event continue for a period longer than thirty (30) business days, the Party shall no longer be relieved of its obligations under this Agreement.
          Section 12.2 Notice
Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, transmitted by facsimile or similar means of recorded electronic communication or sent by registered mail, charges prepaid, addressed as follows:

if to S&N:
Smith & Nephew,
Inc. 11775 Starkey Road
P.O. Box 1970
Largo, Florida, 33799-1970
Attention: President
Facsimile: (727) 398-4206
with a copy to:
Smith & Nephew, Inc.
1450 Brooks Road
Memphis, Tennessee, 38116
Attention: General Counsel
Facsimile: (901) 396-7824
if to Nucryst:
Nucryst Pharmaceuticals Corp.
10102 – 114 Street
Fort Saskatchewan, Alberta T8L 3W4
Attention: Vice President, Operations
Facsimile: (780) 992-5601
with a copy to:
Nucryst Pharmaceuticals Corp.
50 Audubon Road, Suite B
Wakefield, MA 01880
Attention: President
Facsimile: (781) 246-6012
Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered or transmitted (or, if such day is not a Business Day, on the next following Business Day) or, if mailed, on the fifth (5th) Business Day following the date of mailing; provided, however, that if at the time of mailing or within five (5) Business Days thereafter there is or occurs a labour dispute or other event that might reasonably be expected to disrupt the delivery of documents by mail, any notice or other communication hereunder shall be delivered or transmitted by means of recorded electronic communication as aforesaid. Either Party may at any time change its address for service from time to time giving notice to the other Party in accordance with this Section 12.2.

          Section 12.3 Waivers
No waiver of any term, provision, or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such term, provision, or condition of this Agreement unless reduced to writing signed by an authorized representative of each Party.
          Section 12.4 Dispute Resolution
Should any dispute arise between the Parties concerning this Agreement, the Parties agree to first attempt to resolve the dispute in good faith. If within sixty (60) days of one Party providing written notice of such dispute to the other Party such dispute is not resolved as aforesaid, then the dispute shall immediately thereafter be referred for resolution to the President of T.J. Smith & Nephew Limited, and the President of Nucryst before resorting to any other forum for a remedy. If resolution of the dispute is not reached between the Presidents within sixty (60) days of such dispute being referred to the Presidents, then the Parties shall refer the dispute to binding arbitration by a single arbitrator under the Arbitration Act (Ontario) which shall be held at a neutral site in Toronto, Ontario, Canada.
          Section 12.5 Assignment
The Parties agree that this Agreement, (except for assignments by Nucryst pursuant to Section 12.6 or 12.7 which S&N shall be deemed to have consented to, assignments by S&N as a part of the disposition by S&N of all or substantially all of its wound care business and the assignment by a Party to one or more of its Affiliates, which may be done without consent provided the Party remains responsible to the other Party for the performance of this Agreement by its Affiliate) may not be assigned or otherwise transferred, nor may any right or obligations hereunder be assigned or transferred directly or indirectly by either Party, whether voluntary, by operation of law or otherwise, without the written consent of the other Party, such consent not to be unreasonably withheld. In connection with Nucryst determining whether to consent to an assignment, the Parties agree that Nucryst shall be deemed to be acting reasonably if it withholds its consent in circumstances where the proposed assignee is not a corporation of equal or greater financial resources, marketing strength and expertise (including in the burn and wound care area), and stature in the burns and wounds industry as S&N. Any purported assignment in violation of this Section 12.5 shall be void. Any permitted assignee (which includes assignments by Nucryst pursuant to Section 12.6 or 12.7 and assignments by S&N as a part of the disposition by S&N of all or substantially all of its wound care business, but excludes assignments to Affiliates without consent) shall assume all obligations of the assignor under this Agreement other than the obligations set out in Sections 12.6 and 12.7 and the assignor shall be released from all obligations under this Agreement, in each case from the date of such assignment. For clarification, nothing in this Agreement shall restrict in any manner whatsoever the ability to transfer shares in the capital of Nucryst and its Affiliates, issue shares in the capital of Nucryst or its Affiliates or to otherwise effect a change of control of Nucryst or one or more of its Affiliates.

          Section 12.6 Right of First Offer
If Nucryst desires to sell all or substantially all of its assets used to manufacture and supply Product to S&N under this Agreement, including without limitation assignment of this Agreement, (the “Manufacturing Assets”), Nucryst shall give written notice (the “Transfer Notice”) to S&N of that desire. The Transfer Notice shall describe the Manufacturing Assets in sufficient detail to permit S&N to make an informed decision regarding whether to offer to purchase the Manufacturing Assets and on what terms. During the [***] (the “Negotiation Period”) immediately following the date the Transfer Notice is given, Nucryst and S&N shall in good faith negotiate the sale and purchase of the Manufacturing Assets by Nucryst to S&N. If during the Negotiation Period S&N determines that it is not interested in purchasing the Manufacturing Assets, it shall forthwith advise Nucryst of such determination in writing, and Nucryst shall be free to sell the Manufacturing Assets to any other Person on any terms at any time, and the provision of this Section 12.6 shall have no further application. If during the Negotiation Period Nucryst and S&N reach an agreement concerning the sale and purchase of the Manufacturing Assets and such sale and purchase transaction is completed, the provisions of this Section 12.6 shall have no further application. If Nucryst and S&N fail to reach an agreement during the Negotiation Period concerning the sale and purchase of the Manufacturing Assets, S&N shall be entitled at any time prior to the expiry of the Negotiation Period to make an offer (the “S&N Offer”) to purchase the Manufacturing Assets, which offer shall be maintained in confidence by Nucryst. If S&N does not make the S&N Offer by the expiry of the Negotiation Period, Nucryst shall be free to sell the Manufacturing Assets to any other person on any terms at any time, and the provisions of this Section 12.6 shall have no further application. The S&N Offer shall be in writing and shall indicate the offered price (“S&N Purchase Price”) for the purchase of the Manufacturing Assets and the proposed terms (“S&N Purchase Terms”) for such purchase. The S&N Offer shall be capable of acceptance by Nucryst for a period (the “Transfer Period”) ending no earlier than 11:59 p.m. Calgary time on the [***] following the expiry of the Negotiation Period. The S&N Offer shall specify a closing date (the “Transfer Closing Date”) for the sale and purchase, which shall not be earlier than [***] or more than [***] after the date the S&N Offer is accepted. The S&N Purchase Price shall be paid in cash by S&N on the Transfer Closing Date. During the Transfer Period, Nucryst shall have the option of either selling the Manufacturing Assets to S&N pursuant to the S&N Offer or selling the Manufacturing Assets to a third party on terms no less favourable than the terms of the S&N Offer, having regard for both the S&N Purchase Price and the S&N Purchase Terms. During the [***] period (the “Free Transfer Period”) following the later of the expiry of the Transfer Period, or the date it determined that the sale pursuant to an accepted S&N Offer will not close for any reason other than the default of Nucryst, Nucryst shall be entitled to sell the Manufacturing Assets to a third party on terms no less favourable than the terms of the S&N Offer, having regard for both the S&N Purchase Price and the S&N Purchase Terms. Any transfer of the Manufacturing Assets made after the last day of a Free Transfer Period, other than where S&N did not deliver the S&N Offer, without strict compliance with the terms, provisions and conditions of this Section 12.6 and the other terms, provisions and conditions of this Agreement, shall be null, void and of no force or effect. The provisions of this Section 12.6 shall not apply to the transfer of the Manufacturing Assets to a transferee that is an Affiliate of Nucryst; provided that the Affiliate agrees to be bound by the terms of this Section 12.6. Any assignment of this Agreement to a third party as a part of the transfer of the Manufacturing Assets pursuant to this Section 12.6, whether as a result of S&N not making the S&N Offer by the expiry of the

Negotiation Period or as a result of Nucryst selling the Manufacturing Assets to a third party during the Free Transfer Period on terms no less favourable than the S&N Offer, shall be considered an assignment to a permitted assignee for purposes of Section 12.5.
          Section 12.7 Right of First Refusal
If Nucryst receives from a competitor of S&N in the wound care market a bone fide offer (“Qualifying Offer”) to purchase the Manufacturing Assets and Nucryst desires to accept the Qualifying Offer, Nucryst shall give written notice (the “First Refusal Transfer Notice”) to S&N of that desire. The First Refusal Transfer Notice shall describe the Manufacturing Assets and the proposed price (“Offered Purchase Price”) for the sale of the Manufacturing Assets and the proposed terms (“Offered Purchase Terms”) for such sale as set forth in the Qualifying Offer. Nucryst shall not be obligated to provide to S&N a copy of the Qualifying Offer or disclose the name of the competitor of S&N that made the Qualifying Offer. S&N shall have the option (the “Purchase Option”) to purchase all of the Manufacturing Assets for the Offered Purchase Price and on the Offered Purchase Terms. The Purchase Option shall be and remain irrevocable for a period (the “First Refusal Transfer Period”) ending on the earlier of (i) 11:59 p.m. Calgary time on the 10th day following the date the First Refusal Transfer Notice is given by Nucryst to S&N; and (ii) 11:59 pm Calgary time on the Business Day prior to the day the Qualifying Offer expires pursuant to its terms. S&N may elect to exercise the Purchase Option by giving written notice of its election to Nucryst, which exercise shall be maintained in confidence by Nucryst. If S&N elects to exercise the Purchase Option, S&N’s notice of election shall fix a closing date (the “First Refusal Transfer Closing Date”) for the purchase of the Manufacturing Assets, which shall not be later than the Business Day prior to the expiry of the Qualifying Offer. The Offered Purchase Price shall be paid in cash by S&N on the First Refusal Transfer Closing Date. If S&N does not exercise the Purchase Option or if the Purchase Option is exercised but the transition does not close by the expiry of the First Refusal Transfer Period for any reason other than the default of Nucryst, Nucryst shall be permitted to accept the Qualifying Offer or another offer on substantially similar or better terms at any time during the period ending 365 days (the “First Refusal Free Transfer Period”) after the expiry of the First Refusal Transfer Period. If Nucryst does not transfer the Manufacturing Assets pursuant to the Qualifying Offer or another offer on substantially similar or better terms within a First Refusal Free Transfer Period, Nucryst’s right to transfer the Manufacturing Assets pursuant to this Section 12.7 shall cease and terminate. Any transfer of the Manufacturing Assets made after the last day of the First Refusal Free Transfer Period without strict compliance with the terms, provisions and conditions of this Section 12.7 and the other terms, provisions and conditions of this Agreement, shall be null, void and of no force or effect. Any assignment of this Agreement to a third party as part of the transfer of the Manufacturing Assets pursuant to this Section 12.7, whether as a result of S&N not exercising the Purchase Option or as a result of S&N exercising the Purchase Option but the transaction not closing by the expiry of the First Refusal Transfer Period for any reason other than the default of Nucryst, shall be considered an assignment to a permitted assignee for purposes of Section 12.5.
          Section 12.8 Limitation
The maximum aggregate liability of Nucryst under this Agreement (including the Original Supply Agreement), the License and Distribution Agreement and all other agreements and documents referred to therein shall at no time exceed [***] plus any amounts received by

Nucryst on account of the [***]. Neither Party shall have any liability to the other Party or any other Person pursuant to this Agreement for any special, indirect or consequential damages, including but not limited to loss of profits, loss of business opportunities or loss of business investment.
          Section 12.9 Survival
The representations and warranties of the Parties contained in this Agreement (as it amends and restates the Original Supply Agreement), in the Schedules annexed to this Agreement or in any certificate or other document delivered or given pursuant to this Agreement shall survive the expiration of the Term and will remain in full force and effect for a period of [***] months following such expiration except for any representation and warranty in respect of which a claim based on fraud or intentional misrepresentation is made, which in each case shall be unlimited as to duration (“Survival Period”). Any Claim for indemnification made during the Survival Period will result in the representations and warranties relating thereto remaining in effect for purposes of indemnification notwithstanding such claim may not be resolved within the Survival Period. The covenants set forth herein will survive without limitation. All representations, warranties and covenants and agreements made by the Parties will not be affected by any investigation made by and on behalf of a Party and will not be deemed merged into any instruments or agreements delivered in connection with this Agreement or otherwise in connection with the transactions contemplated hereby. Except as expressly provided in this Agreement, neither Party makes any representation or warranty of any kind to the other Party, express or implied.
          Section 12.10 Integration Clause
This Agreement (as it amends and restates the Original Supply Agreement) is the sole agreement with respect to the subject matter hereof, and supersedes all proposals, negotiations, conversations, discussions, agreements and/or representations, whether oral or written, including any industry custom or past dealing between the Parties relating to the subject matter of this Agreement. The Parties agree that any and all obligations between the Parties that are outside the terms of this Agreement (as it amends the Original Supply Agreement) and that relate to the subject matter of this Agreement that preceded the Original Effective Date of this Agreement have been satisfactorily executed or are null and void.
          Section 12.11 Independent Contractors
12.11.1	This Agreement shall not constitute or give rise to an agency, partnership or joint venture between the Parties and each Party’s performance hereunder is that of a separate, independent entity.

12.11.2	Nothing in this Agreement shall be deemed to be the grant by either Party to the other of any right, title or interest in any product, material or proprietary rights of the other except as may be expressly provided for in this Agreement.

          Section 12.12 Severability and Survival
To the extent that any provision of this Agreement shall be prohibited by or held to be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such prohibition, invalidity, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
          Section 12.13 U.S. Dollars
Unless otherwise provided, any reference in this Agreement to dollars shall be to U.S. dollars.
          Section 12.14 Amendment of Agreement
No change, modification, extension, termination, waiver or other amendment of this Agreement or any of the provisions contained herein, shall be valid unless made in writing and signed by a duly authorized representative of each Party.
          Section 12.15 Expenses
Each Party agrees to pay, without right of reimbursement from the other Party, the costs incurred by such Party incident to the preparation and execution of this Agreement and performance of its obligations hereunder, including without limitation the fees and disbursements of legal counsel, accountants and consultants employed by such Party in connection with the transactions contemplated by this Agreement.
          Section 12.16 Governing Law and Attornment
This Agreement is subject to and shall be governed by the laws of the Province of Alberta (without giving effect to the conflict of law provisions thereof) and the Parties agree to irrevocably attorn to the jurisdiction of the courts of Alberta.

          Section 12.17 Counterparts
This Agreement may be executed in several counterparts (including fax or electronic execution), each of which when so executed shall be deemed to be an original and shall have the same force and effect as an original but such counterparts together shall constitute but one and the same instrument.
IN WITNESS WHEREOF, the Parties hereto have each caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Nucryst Pharmaceuticals Corp.		Smith & Nephew Inc.

Per:	/s/ Thomas E. Gardner	Per:	/s/ Joseph Woody

Per:	/s/ Carol L. Amelio	Per:	/s/ David A. Trollope

Smith & Nephew, Inc.

		Per:	/s/ Joseph Woody

		Per:	/s/ David A. Trollope

T.J. Smith & Nephew Limited

		Per:	/s/ Joseph Woody

		Per:	/s/ David A. Trollope

S C H E D U L E A
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT:	Acticoat Absorbent Dressing (CE)
VERSION:	2
1.0	DESIGN DESCRIPTION
1.1	SUMMARY
1.1.1	This product specification applies to Acticoat Absorbent Dressings manufactured in 10 cm x 12.5 cm (4” x 5”), 2 cm x 30 cm (3/4” x 12”) and 5 cm x 5 cm (2 ”x 2”) dressing sizes.

1.1.2	This product specification applies to Acticoat Absorbent Dressings identified with a CE mark and labeled for distribution outside North America.
1.2	DRAWINGS
1.2.1	Label specifications are maintained by Document Control for each dressing size.
2.0	PHYSICAL ATTRIBUTES
2.1	MATERIALS OF CONSTRUCTION
2.1.1	The dressing is constructed of one layer of silver coated (both sides) non-woven calcium alginate.
2.2	CONSTRUCTION
2.2.1	Single-ply silver coated (both sides) non-woven calcium alginate.
2.3	SIZES
2.3.1	The size is acceptable as per WI-8.2.4-2.008, if the sample falls within the dimensions defined in the table below:

Product Size	Specification for	Specification for Dimension
(on label)	Dimension 1	2
5 cm x 5 cm	5.1 cm– 6.4 cm C	5.1 cm – 6.4 cm P
(2” x 2”)

Product Size	Specification for	Specification for Dimension
(on label)	Dimension 1	2
10 cm x 12.5 cm	10.2 cm– 11.4 cm C	12.7 cm – 15.0 cm P
(4” x 5”)

2 cm x 30 cm	2.0 cm – 3.1 cm P	30.5 cm – 35.0 cm C
(3/4” x 12”)

C = dimension established during crush cutting of master roll into smaller width mini rolls

P = dimension established during packaging when the pads are cut off the smaller width mini rolls
2.4	APPEARANCE
2.4.1	The appearance of the sample is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	both sides demonstrate a uniform color;

•	no strong stripes, color fading, patches or other discoloration on either side;

•	clean-cut edges; and

•	no excessive melted or burnt patches, wrinkles, rips, tears, etc. on either side.
2.5	COLOR
2.5.1	The brown/grey color is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by the approved Quality Color Standard.
3.0	PERFORMANCE ATTRIBUTES
3.1	PARAMETERS OF OPERATION
3.1.1	Efficacy
•	When tested against Pseudomonas aeruginosa and Staphylococcus aureus in 2 hours achieves at least a 4.0 log reduction at time zero and a log reduction of 3.0 throughout the shelf life. Reference WI-8.2.4-2.017.

•	Maintains antimicrobial activity when tested as demonstrated by a 3 day plate to plate CZOI efficacy test against Pseudomonas aeruginosa and Staphylococcus aureus, where a CZOI of at least 3 mm is maintained. Reference WI-8.2.4-2.034.
3.1.2	Absorbency
•	When tested has a minimum absorbent capacity of 12 g PBS/g dressing. Reference WI-8.2.4-2.039.
3.1.3	Stability
•	The shelf life of the dressing is 18 months when the dressing is stored in a dry place at temperatures of less than 25ºC.
4.0	STERILIZATION
4.1	STERILIZATION METHOD
4.1.1	The product is sterilized using electron beam (e-beam) irradiation.
4.2	STERILIZATION VALIDATION

4.2.1	The adequacy of the sterilization processes is ensured by demonstrating that a Sterility Assurance Level (SAL) of 10-6 is achieved.
4.3	SPECIAL CONCERNS
4.3.1	Irradiation should not exceed 50.0 kGy.
5.0	PACKAGING
5.1	PACKAGING CONFIGURATION
5.1.1	The product is produced in three sizes: 10 cm x 12.5 cm (4” x 5”), 2 cm x 30 cm (3/4” x 12”) and 5 cm x 5 cm (2” x 2”).
5.2	PACKAGING MATERIALS
5.2.1	Primary Packaging (Pouch)

Composition	Front Tyvek 1073B (spunbonded polyolefin) coated with SBP 2000 and printed

Back	Tyvek 1073B (spunbonded polyolefin) uncoated and unprinted

Basis Weight	Front 2.57 ± 0.21 oz./sq. yd. (0.87 ± 0.07 grams/100 cm2)

Back 2.20 ± 0.18 oz./sq. yd. (0.75 ± 0.06 grams/100 cm2)

Roll Widths	5” ± 1/16” or 7” ± 1/16”

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone colors used for printing are as follows:
•	Orange PMS 151C

•	Black

Certification	Technical specifications are certified for each lot of Tyvek packaging.

Contents	One dressing per pouch.

Dimensions

Size	Width	Height
5 cm x 5 cm	127 mm	178mm
(2” x 2”)	(5”)	(7”)

10 cm x 12.5 cm	178 mm	254mm
(4” x 5”)	(7”)	(10”)

2 cm x 30 cm	127 mm	292mm
(3/4” x 12”)	(5”)	(11.5”)

Label The	label appearance is acceptable as per WI-8.2.4-2.004, if the following criteria are met:
•	the label is centered on the package;

•	the printing is readable; and

•	the label matches the dressing in the package.

Seal	The seal size and position is acceptable as per WI-8.2.4-2.005, if the following criteria are met:
•	the seals are at least 7 mm wide and centered on the package; and

•	the Chevron seal is to the right of the label.

Seal Integrity	The seal integrity is acceptable as per WI-8.2.4-2.007 and WI-8.2.4-2.003, if there is a continuous seal with no bubbles, blisters or other inconsistencies and a seal width of 3mm is maintained with the dye penetration test.

Seal Strength	The seal strength is acceptable as per WI-8.2.4-2.006, if packaged pouches have a burst test pressure of at least 1.0 psig.

Labeling	Each package is clearly labeled with the product name, size, code, lot number, roll number and expiry date.
5.2.2	Outer Packaging (Box)

Composition	Cardboard, solid bleached sulphate (0.020 SBS) with a 0.5 mil poly coated backside.

Colors	The Pantone colors used for printing are as follows:
•	Orange PMS 151C

•	Black

Appearance	White, no wrinkles, straight folds, side glued with tuck ends.

Box Style	Notched reverse tuck end (French) box.

Contents	Packages are oriented inside the box with the peel down arrow facing up towards the opening of the box, and with the package label oriented in the same direction as the box label.

Size	Packages/Box
5 cm x 5 cm	5
(2” x 2”)

10 cm x 12.5 cm	5
(4” x 5”)

2 cm x 30 cm	5
(3/4” x 12”)

Dimensions

Size	Width	Height	Thickness
5 cm x 5 cm	130 mm	181 mm	19 mm
(2” x 2”)	(5 1/8”)	(7 1/8”)	(3/4”)

10 cm x 12.5 cm	181 mm	257 mm	19 mm
(4” x 5”)	(7 1/8”)	(10 1/8”)	(3/4”)

2 cm x 30 cm	130 mm	295 mm	25 mm
(3/4” x 12”)	(5 1/8”)	(11 5/8”)	(1”)

Inserts	Each box contains one product insert.

Labeling	Each box is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.3	Outer Packaging (Case)

Composition	Corrugated case Kraft 175B, silver, outside regular adhesive.

Appearance	White exterior, no wrinkles, straight folds, side glued with tuck ends.

Contents

Size	Boxes/Case
5 cm x 5 cm	20
(2” x 2”)

10 cm x 12.5 cm	20
(4” x 5”)

2 cm x 30 cm	20
(3/4” x 12”)

Dimensions

Size	Width	Height	Length
5 cm x 5 cm	140 mm	191 mm	419 mm
(2” x 2”)	(5 1/2”)	(7 1/2”)	(16 1/2”)

10 cm x 12.5 cm	191 mm	267 mm	546 mm
(4” x 5”)	(7 1/2”)	(10 1/2”)	(21 1/2”)

2 cm x 30 cm	140 mm	305 mm	546 mm
(3/4” x 12”)	(5 1/2”)	(12”)	(21 1/2”)

Labeling	Each case is clearly labeled with the product name, size, code, lot number and expiry date.
5.2.4	Product Insert

Composition	Hammermill Bond/wr 24 lb., white paper.

Dimensions	525 mm x 200 mm (20 5/8” x 7 7/8”) folded to 75 mm x 200 mm (3” x 7 7/8”) with the English side facing out.

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone color used for printing is black.
6.0	LABELING
6.1	Languages appearing on the product labels and insert are French, German, Spanish, Italian, Dutch, Greek, Danish, Norwegian, Finnish, Swedish, Portuguese and English.

6.2	Label Specifications are maintained in the following documents:
•	TYVEK – PS-0073

•	BOX – PS-0074

•	CASE – PS-0002

•	INSERT – PS-0075

•	Case Label – PS-0069
7.0	QUALITY ASSURANCE
7.1	RAW MATERIAL TESTING

Raw materials are tested (when applicable) and approved prior to use.

7.2	PRODUCT TESTING
7.2.1	Work-In-Progress (WIP)
•	Samples of non-sterile coated and packaged product are tested for total and NH4OH soluble silver, seal strength and seal integrity (dye penetration test).

•	Visual inspections of the WIP occur during the crush cutting, packaging, packing and final assembly processes.
7.2.2	Finished Product
•	Lot testing is conducted on samples of sealed and sterilized packages.
7.2.3	Requirements for WIP and Finished Product Testing

Characteristic	Procedure	Specification

Size	WI-8.2.4-2.008	As stated in section 2.3

Appearance	WI-8.2.4-2.009	As stated in section 2.4

Color	WI-8.2.4-2.023	As stated in section 2.5

Absorbency	WI-8.2.4-2.039	As stated in section 3.1.2

Total Silver	WI-8.2.4-2.014	0.88 – 2.0 mg/cm2 for WIP and finished product

NH4OH Soluble Silver	WI-8.2.4-2.014	≥ 0.70 mg/cm2 for WIP and finished product

NH4OH Soluble Silver	WI-8.2.4-2.014	≥ 0.30 mg/cm2 for finished product tested at the end of shelf life

Pouch Label Appearance	WI-8.2.4-2.004	As stated in section 5.2.1

Pouch Seal Size & Position	WI-8.2.4-2.005	As stated in section 5.2.1

Pouch Seal Strength	WI-8.2.4-2.006	As stated in section 5.2.1

Pouch Seal Integrity	WI-8.2.4-2.007	As stated in section 5.2.1
WI-8.2.4-2.003
7.3	PRODUCT RELEASE
7.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packing and final assembly activities as per WI-8.2.4-1.002;

•	verification of sterilization documentation as per PR-8.2.4-1.003; and

•	verification of documentation in DHR as per PR-8.2.4-1.003.
8.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST Pharmaceuticals

Smith & Nephew

9.0	IMPLEMENTATION

This Product Specification for Acticoat Absorbent Dressings (CE) has been implemented as specified below:

Implementation
	Name/Signature	Title	Date
NUCRYST
Pharmaceuticals QA

S C H E D U L E  A
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT: VERSION:	Acticoat Absorbent Dressing (NA) 2

1.0	DESIGN DESCRIPTION

1.1	SUMMARY
1.1.1	This product specification applies to Acticoat Absorbent Dressings manufactured in 10 cm x 12.5 cm (4” x 5”) and 2 cm x 30 cm (3/4” x 12”) dressing sizes.

1.1.2	This product specification applies to Acticoat Absorbent Dressings labeled for distribution within North America.
1.2	DRAWINGS
1.2.1	Label specifications are maintained by Document Control for each dressing size.
2.0	PHYSICAL ATTRIBUTES

2.1	MATERIALS OF CONSTRUCTION
2.1.1	The dressing is constructed of one layer of silver coated (both sides) non-woven calcium alginate.
2.2	CONSTRUCTION
2.2.1	Single-ply silver coated (both sides) non-woven calcium alginate.

2.3	SIZES
2.3.1	The size is acceptable as per WI-8.2.4-2.008, if the sample falls within the dimensions defined in the table below:

Product Size	Specification for	Specification for Dimension
(on label)	Dimension 1	2
10 cm x 12.5 cm (4” x 5”)	10.2 cm– 11.4 cm C	12.7 cm – 15.0 cm P

2 cm x 30 cm (3/4” x 12”)	2.0 cm – 3.1 cm P	30.5 cm – 35.0 cm C
C = dimension established during crush cutting of master roll into smaller width mini rolls
P = dimension established during packaging when the pads are cut off the smaller width mini rolls
2.4	APPEARANCE
2.4.1	The appearance of the sample is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	both sides demonstrate a uniform color;

•	no strong stripes, color fading, patches or other discoloration on either side;

•	clean-cut edges; and

•	no excessive melted or burnt patches, wrinkles, rips, tears, etc. on either side.
2.5	COLOR
2.5.1	The brown/grey color is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by the approved Quality Color Standard.
3.0	PERFORMANCE ATTRIBUTES

3.1	PARAMETERS OF OPERATION
3.1.1	Efficacy
•	When tested against Pseudomonas aeruginosa and Staphylococcus aureus in 2 hours achieves at least a 4.0 log reduction at time zero and a log reduction of 3.0 throughout the shelf life. Reference WI-8.2.4-2.017.

•	Maintains antimicrobial activity when tested as demonstrated by a 3 day plate to plate CZOI efficacy test against Pseudomonas aeruginosa and Staphylococcus aureus, where a CZ0I of at least 3 mm is maintained. Reference WI-8.2.4-2.034.
3.1.2	Absorbency
•	When tested has a minimum absorbent capacity of 12 g PBS/g of dressing. Reference WI-8.2.4-2.039.
3.1.3	Stability
•	The shelf life of the dressing is 18 months when the dressing is stored in a dry place at temperatures of less than 250C.

4.0	STERILIZATION

4.1	STERILIZATION METHOD
4.1.1	The product is sterilized using electron beam (e-beam) irradiation.
4.2	STERILIZATION VALIDATION
4.2.1	The adequacy of the sterilization processes is ensured by demonstrating that a Sterility Assurance Level (SAL) of 10-6 is achieved.
4.3	SPECIAL CONCERNS
4.3.1	Irradiation should not exceed 50.0 kGy.
5.0	PACKAGING

5.1	PACKAGING CONFIGURATION
5.1.1	The product is produced in two sizes: 10 cm x 12.5 cm (4” x 5”) and 2 cm x 30 cm (3/4” x 12”).
5.2	PACKAGING MATERIALS
5.2.1	Primary Packaging (Pouch)

Composition	Front Tyvek 1073B (spunbonded polyolefin) coated with SBP 2000 and printed Back Tyvek 1073B (spunbonded polyolefin) uncoated and unprinted

Basis Weight	Front 2.57 ± 0.21 oz./sq. yd. (0.87 ± 0.07 grams/100 cm2)
Back 2.20 ± 0.18 oz./sq. yd. (0.75 ± 0.06 grams/100 cm2)

Roll Widths	5” ± 1/16” or 7” ± 1/16 ”

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Certification	Technical specifications are certified for each lot of Tyvek packaging.

Contents	One dressing per pouch.

Dimensions

Size	Width	Height
10 cm x 12.5 cm	178 mm	254 mm
(4” x 5”)	(7”)	(10”)

2 cm x 30 cm	127mm	292 mm
(3/4” x 12”)	(5”)	(11.5”)

	Label	The label appearance is acceptable as per WI-8.2.4-2.004, if the following criteria are met:

• the label is centered on the package;

• the printing is readable; and

• the label matches the dressing in the package.

	Seal	The seal size and position is acceptable as per WI-8.2.4-2.005, if the following criteria are met:

• the seals are at least 7 mm wide and centered on the package; and

• the Chevron seal is to the right of the label.

	Seal Integrity	The seal integrity is acceptable as per WI-8.2.4-2.007 and WI-8.2.4- 2.003, if there is a continuous seal with no bubbles, blisters or other inconsistencies and a seal width of 3mm is maintained with the dye penetration test.

	Seal Strength	The seal strength is acceptable as per WI-8.2.4-2.006, if packaged pouches have a burst test pressure of at least 1.0 psig.

	Labeling	Each package is clearly labeled with the product name, size, code, lot number, roll number and expiry date.

5.2.2	Outer Packaging (Box)

	Composition	Cardboard, solid bleached sulphate (0.020 SBS) with a 0.5 mil poly coated backside.

	Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

	Appearance	White, no wrinkles, straight folds, side glued with tuck ends.

	Box Style	Notched reverse tuck end (French) box.
	Contents	Packages are oriented inside the box with the peel down arrow facing up towards the opening of the box, and with the package label oriented in the same direction as the box label.

Size	Packages/Box
10 cm x 12.5 cm (4” x 5”)	5
2 cm x 30 cm (3/4” x 12”)	5
Dimensions

Size	Width	Height	Thickness
10 cm x 12.5 cm (4” x 5”)	181 mm (7 1/8”)	10 1/8” (257 mm)	19 mm (3/4”)

2 cm x 30 cm (3/4” x 12”)	130 mm (5 1/8” )	295 mm (11 5/8”)	25 mm (1”)

Inserts	Each box contains one product insert.

	Labeling	Each box is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.3	Outer Packaging (Case)

	Composition	Corrugated case Kraft 175B, silver, outside regular adhesive.

	Appearance Contents	White exterior, no wrinkles, straight folds, side glued with tuck ends.

Size	Boxes/Case
10 cm x 12.5 cm (4” x 5”)	12

2 cm x 30 cm (3/4” x 12”)	12
Dimensions

Size	Width	Height	Length
10 cm x 12.5 cm	191 mm	267 mm	254 mm
(4” x 5”)	(7 1/2”)	(10 1/2”)	(10”)

2 cm x 30 cm	140 mm	305 mm	330 mm
(3/4” x 12”)	(5 1/2”)	(12”)	(13”)

	Labeling	Each case is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.4	Product Insert

	Composition	Hammermill Bond/wr 24 lb., white paper.

	Dimensions	76 mm x 305 mm (3” x 12”) with English printing on one side and French printing on the other side.

	Appearance	Clean, white, and no wrinkles or tears.

	Colors	The Pantone color used for printing is black.
6.0	LABELING

6.1	English and French appear on all product labels and the insert.

6.2	Label Specifications are maintained in the following documents:
•	TYVEK – PS-0051

•	BOX – PS-0052

•	CASE – PS-0002

•	INSERT – PS-0049

•	Case Label – PS-0069
7.0	QUALITY ASSURANCE

7.1	RAW MATERIAL TESTING
Raw materials are tested (when applicable) and approved prior to use.

7.2	PRODUCT TESTING
7.2.1	Work-In-Progress (WIP)
•	Samples of non-sterile coated and packaged product are tested for total and NH4OH soluble silver, seal strength and seal integrity (dye penetration test).

•	Visual inspections of the WIP occur during the crush cutting, packaging, packing and final assembly processes.
7.2.2	Finished Product
•	Lot testing is conducted on samples of sealed and sterilized packages.
7.2.3	Requirements for WIP and Finished Product Testing

Characteristic	Procedure	Specification
Size	WI-8.2.4-2.008	As stated in section 2.3

Appearance	WI-8.2.4-2.009	As stated in section 2.4

Color	WI-8.2.4-2.023	As stated in section 2.5

Absorbency	WI-8.2.4-2.039	As stated in section 3.1.2

Total Silver	WI-8.2.4-2.014	0.88 – 2.0 mg/cm2 for WIP and finished product

NH4 OH Soluble Silver	WI-8.2.4-2.014	≥ 0.70 mg/cm2 for WIP and finished product

NH4 OH Soluble Silver	WI-8.2.4-2.014	≥ 0.30 mg/cm2 for finished product tested at the end of shelf life

Pouch Label Appearance	WI-8.2.4-2.004	As stated in section 5.2.1

Pouch Seal Size & Position	WI-8.2.4-2.005	As stated in section 5.2.1

Pouch Seal Strength	WI-8.2.4-2.006	As stated in section 5.2.1

Pouch Seal Integrity	WI-8.2.4-2.007	As stated in section 5.2.1
WI-8.2.4-2.003
7.3	PRODUCT RELEASE
7.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packing and final assembly activities as per WI-8.2.4-1.002;

•	verification of sterilization documentation as per PR-8.2.4-1.003; and

•	verification of documentation in DHR as per PR-8.2.4-1.003.
8.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST Pharmaceuticals

Smith & Nephew

9.0	IMPLEMENTATION

This Product Specification for Acticoat Absorbent Dressings (NA) has been implemented as specified below:

Implementation
	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

Page 7of 7

SCHEDULE B
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
ACTICOAT MOISTURE CONTROL DRESSING PRODUCT SPECIFICATIONS
Currently consists of Acticoat Polyurethane Films supplied by NUCRYST Pharmaceuticals in accordance with the specifications set out in
Schedule C

S C H E D U L E  C
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT:	Silver Coated Polyurethane Film
VERSION:	1
1.0	DESIGN DESCRIPTION

1.1	SUMMARY
1.1.1	This product specification applies to silver coated polyurethane film.
2.0	PHYSICAL/PERFORMANCE ATTRIBUTES

2.1	MATERIALS OF CONSTRUCTION
2.1.1	Silver coated perforated PU film wound contact layer on a paper backing.
2.2	SIZE
2.2.1	Roll width: 0.5m

2.2.2	Nominal roll length: 450m +/- 25m. 2.2.3 Minimum roll length: 100m

2.2.3	Minimum roll length: 100m
2.3	APPEARANCE
2.3.1	The appearance of the dressing is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	the silver coated polyurethane film is uniform in color;

•	no strong stripes, color fading, patches or other discoloration on the silver coated polyurethane film.
2.4	COLOR
2.4.1	The brown/grey color of the silver coated polyurethane film is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by the approved Quality Color Standard.
2.5	STABILITY
2.5.1	The shelf life of the PU film roll is 24 months from the date of coating when stored in its primary packaging in a dry place at temperatures of less than or equal to 25° C and 60% RH.

3.0	STERILIZATION

3.1	Silver coated polyurethane film is non-sterile.

4.0	PACKAGING SPECIFICATION

4.1	PRIMARY PACKAGING
4.1.1	Packaging
•	Rolls are to be individually wrapped in two layers of Polypropylene/Polyethylene (PPPE) bags, capped on each end of the roll with a spacer spindle and place in a cardboard for shipping as per WI-7.5.5-1.004.
4.1.2	Package Identification
•	The lot number, expiration date, and date of manufacture should be printed on the roll core.

•	PU film rolls for Smith and Nephew (UK) shall be labeled with Bulk Stock Code 18580057
4.2	PACKAGING MATERIALS
4.2.1	Primary Packaging (bag)

Composition	Front — 20 microns of printed oriented polypropylene laminated (OPP) to 50 microns of clear polyethylene (PE) Back — 20 microns of oriented polypropylene laminated (OPP) to 50 microns of clear polyethylene (PE)

Film Thickness	PP – 20 um nominal
PE – 50 um nominal

Basis Weight	67.32 ± 6.73 g/m2
5.0	LABELING

5.1	The lot number is based upon the date of manufacture of the coated substrate.

5.2	The silver coated polyurethane film has a shelf life of 24 months from the time of manufacture with no less than 20 months upon receipt of material by customer.

5.3	The lot number and expiry date are specified in accordance with WI-7.5.3-1.001.

6.0	QUALITY ASSURANCE

6.1	RAW MATERIAL TESTING

Raw materials are tested (when applicable) and approved prior to use.

6.2	PRODUCT TESTING
6.2.1	Work-In-Progress (WIP)
•	Samples of silver coated PU film material are tested for color, appearance, total and NH4OH soluble silver.
6.2.2	Requirements for WIP/Finished Product Testing

Characteristic	Procedure	Specification
Appearance	WI-8.2.4-2.009	As stated in section 2.4

Color	WI-8.2.4-2.023	As stated in section 2.5

Total Silver	WI-8.2.4-2.014	0.75 mg/cm2 — 2.01 mg/cm2 for WIP and finished product

NH4OH Soluble Silver	WI-8.2.4-2.014	≥0.70 mg/cm2
6.3	PRODUCT RELEASE
6.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packaging and labeling activities as per WI-7.5.5-1.004;

•	verification of documentation in DHR as per PR-8.2.4-1.003.
7.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

Smith & Nephew QA
8.0	IMPLEMENTATION

This Product Specification for Acticoat Site Dressings (NA) has been implemented as specified below:

Implementation
	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

S C H E D U L E  D
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT:	Acticoat™ Dressing (CE)
VERSION:	3
1.0	DESIGN DESCRIPTION

1.1	SUMMARY
1.1.1	This product specification applies to Acticoat Dressings manufactured in 5 cm x 5 cm (2” x 2”), 10 cm x 10 cm (4” x 4”), 10 cm x 20 cm (4” x 8”), 20 cm x 40 cm (8” x 16”), 40 cm x 40 cm (16” x 16”) and 10 cm x 120 cm (4” x 48”) dressing sizes.

1.1.2	This product specification applies to Acticoat Dressings identified with a CE mark and labeled for distribution outside of North America.
1.2	DRAWINGS
1.2.1	Label specifications are maintained by Document Control for each dressing size.
2.0	PHYSICAL ATTRIBUTES

2.1	MATERIALS OF CONSTRUCTION
2.1.1	The dressing is constructed of one layer of rayon/polyester gauze (Sontara) and two layers of silver coated high density polyethylene net (HDPE net).
2.2	CONSTRUCTION
2.2.1	Three-ply dressing consisting of one layer of Sontara, ultrasonically laminated between two layers of silver coated HDPE net.

Page 1of 9

2.3	SIZES
2.3.1	The size is acceptable as per WI-8.2.4-2.008, if the sample falls within the dimensions defined in the table below.

Product Size	Specification for	Specification for
(on label)	Dimension 1	Dimension 2
5 cm x 5 cm (2” x 2”)	5.1 cm – 6.3 cm S	5.1 cm – 7.4 cm P

10 cm x 10 cm (4” x 4”)	10.2 cm – 11.4 cm S	10.2 cm – 12.5 cm P

10 cm x 20 cm (4” x 8”)	10.2 cm – 11.4 cm S	20.3 cm – 22.6 cm P

20 cm x 40 cm (8” x 16”)	20.3 cm – 22.6 cm P	40.6 cm – 41.8 cm S

40 cm x 40 cm (16” x 16”)	40.6 cm – 41.8 cm S	40.6 cm – 42.9 cm P

10 cm x 120 cm (4” x 48”)	10.2 cm – 11.4 cm S	121.9 cm – 135.0 cm
     S = dimension established during slitting of the master roll into smaller width mini rolls
     P = dimension established during packaging when the pads are cut off the smaller width mini rolls
2.4	APPEARANCE
2.4.1	The appearance of the sample is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	bluish side facing out on one side (top) and in on the other side (bottom) of the laminated dressing;

•	top side demonstrates a uniform color;

•	no strong stripes, melted or burnt patches on either side;

•	uniform pattern of attachment points;

•	clean-cut edges; and

•	no excessive pitting, rips, tears, etc on either side
2.5	COLOR
2.5.1	The color is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by the approved Quality Color Standard.
2.6	LAMINATION STRENGTH
2.6.1	The lamination of the sample is acceptable as per WI-8.2.4-2.010, if each layer is securely joined.
3.0	PERFORMANCE ATTRIBUTES

3.1	PARAMETERS OF OPERATION
3.1.1	Efficacy
•	When tested against Pseudomonas aeruginosa in 30 minutes achieves at least a 4.0 log reduction at time zero and a log reduction of 3.0 throughout the shelf life. Reference WI-8.2.4-2.033.

•	Maintains antimicrobial activity when tested as demonstrated by a 3 day plate to plate CZOI efficacy test against Pseudomonas aeruginosa and Staphylococcus aureus, where a CZOI of at least 3 mm is maintained. Reference WI-8.2.4-2.034.
3.1.2	Stability
•	The shelf life of the dressing is 30 months when the dressing is stored in a dry place at less than 25° C.
3.1.3	Adhesion/Abrasion
•	Minimal loss of silver (Category 4A or 5A) when subjected to an adhesion test. Reference WI-8.2.4-2.036.

•	Minimal loss of silver (Category 1 or 2) when subjected to an abrasion test. Reference WI-8.2.4-2.037.
4.0	STERILIZATION

4.1	STERILIZATION METHOD
4.1.1	The product is sterilized using gamma irradiation.
4.2	STERILIZATION VALIDATION
4.2.1	The adequacy of the sterilization processes is ensured by demonstrating that a Sterility Assurance Level (SAL) of 10-6 is achieved.
4.3	SPECIAL CONCERNS
4.3.1	Irradiation should not exceed 50.0 kGy.
5.0	PACKAGING

5.1	PACKAGING CONFIGURATION
5.1.1	The product is produced in six sizes: 5 cm x 5 cm (2”x2”), 10 cm x 10 cm (4” x 4”), 10 cm x 20 cm (4” x 8”), 20 cm x 40 cm (8” x 16”), 40 cm x 40 cm (16” x 16”) and 10 cm x 120 cm (4” x 48”).
5.2	PACKAGING MATERIALS
5.2.1	Primary Packaging (Pouch)

Composition	Front Tyvek 1073B (spunbonded polyolefin) coated with SBP 2000 and printed
Back Tyvek 1073B (spunbonded polyolefin) uncoated and unprinted

Basis Weight	Front 2.57 ± 0.21 oz./yd2 (0.87 ± 0.07 g/100 cm2)
Back 2.20 ± 0.18 oz./yd2 (0.75 ± 0.06 g/100 cm2)

Roll Widths	4.5”, 6.5” and 11” ± 1/16”

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Certification	Technical specifications are certified for each lot of Tyvek packaging.

Contents	One dressing per pouch. The 10 cm x 120 cm (4” x 48”) dressings are rolled onto a polystyrene core and secured in place with a Tyvek ring. The 40 cm x 40 cm (16” x 16”) dressings are folded twice and the 20 cm x 40 cm (8” x 16”) dressings are folded once.

Dimensions

Size	Width	Length
5 cm x 5 cm	114 mm	152 mm
(2” x 2”)	(4.5”)	(6”)

10 cm x 10 cm	165 mm	216 mm
(4” x 4”)	(6.5”)	(8.5”)

10 cm x 20 cm	165 mm	318 mm
(4” x 8”)	(6.5”)	(12.5”)

20 cm x 40 cm	279 mm	330 mm
(8” x 16”)	(11”)	(13”)

40 cm x 40 cm	279 mm	330 mm
(16” x 16”)	(11”)	(13”)

10 cm x 120 cm	165 mm	305 mm
(4” x 48”)	(6.5”)	(12”)

Label	The label appearance is acceptable as per WI-8.2.4-2.004, if the following criteria are met:

• the label is centered on the package;

• the printing is readable; and

• the label matches the dressing in the package.

Seal	The seal size and position is acceptable as per WI-8.2.4-2.005, if the following criteria are met:

• the seals are at least 7 mm wide and centered on the package; and

• the Chevron seal is to the right side of the label.

Seal Integrity	The seal integrity is acceptable as per WI-8.2.4-2.003 and WI-8.2.4- 2.007, if there is a continuous seal with no bubbles, blisters or other inconsistencies, and a seal width of 3mm is maintained with the dye penetration test.

	Seal Strength	The seal strength is acceptable as per WI-8.2.4-2.006, if flat packages have a burst test pressure of a least 1.0 psig.

The seal strength of 10 cm x 120 cm (4” x 48”) packages is acceptable as per WI-8.2.4-2.024, if packages have a tensile strength of at least 0.5 lbs.

	Labeling	Each package is clearly labeled with the product name, size, code, lot number, roll number and expiry date.

5.2.2	Outer Packaging (Box)

	Composition	Cardboard solid bleached sulphate (0.020 SBS) with a 0.5 mil poly coated backside.

	Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

	Appearance	White, no wrinkles, straight folds, side glued with tuck ends.

	Box Style	Notched reverse tuck end (French) box.

	Contents	Flat packages are oriented inside the box with the peel down arrow facing up towards the opening of the box, and with the package label oriented in the same direction as the box label. Bulging packages are oriented with the label facing towards the front of the box with the label oriented in the same direction as the box label.

Size	Packages/Box
5 cm x 5 cm (2” x 2”)	5

10 cm x 10 cm	5
(4” x 4”)

10 cm x 10 cm	12
(4” x 4”)

10 cm x 20 cm	12
(4” x 8”)

20 cm x 40 cm	6
(8” x 16”)

40 cm x 40 cm	6
(16” x 16”)

10 cm x 120 cm	6
(4” x 48”)

Dimensions

Size	Width	Height	Thickness
5 cm x 5 cm	117 mm	156 mm	19 mm
(2” x 2”) Pkg of 5	(4 5/8”)	(6 1/8”)	(3/4”)

10 cm x 10 cm	168 mm	219 mm	25 mm
(4” x 4”) Pkg of 12	(6 5/8”)	(8 5/8”)	(1”)

10 cm x 10 cm	168 mm	219 mm	19 mm
(4” x 4”) Pkg of 5	(6 5/8”)	(8 5/8”)	(3/4”)

10 cm x 20 cm	168 mm	321 mm	25 mm
(4” x 8”)	(6 5/8”)	(12 5/8”)	(1”)

20 cm x 40 cm	283 mm	333 mm	25 mm
(8” x 16”)	(11 1/8”)	(13 1/8”)	(1”)

40 cm x 40 cm	283 mm	333 mm	25 mm
(16” x 16”)	(11 1/8”)	(13 1/8”)	(1”)

10 cm x 120 cm	168 mm	318 mm	168 mm
(4” x 48”)	(6 5/8”)	(12 1/2”)	(6 5/8”)

	Inserts	Each box contains one product insert.

	Labeling	Each box is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.3	Outer Packaging (Case)

	Composition	Corrugated case Kraft 175B, silver, outside regular adhesive.

	Appearance	White exterior, no wrinkles, straight folds, side glued with tuck ends.

Contents

Size	Boxes/Case
5 cm x 5 cm (2” x 2”)	20

10 cm x 10 cm (4” x 4”) Pkg of 12	20

10 cm x 10 cm (4” x 4”) Pkg of 5	10

10 cm x 20 cm (4” x 8”)	20

20 cm x 40 cm (8” x 16”)	20

40 cm x 40 cm (16” x 16”)	5

10 cm x 120 cm (4” x 48”)	4

Dimensions

Size	Width	Height	Length
5 cm x 5 cm	127 mm	165 mm	419 mm
(2” x 2”)	(5”)	(6 1/2”)	(16 1/2”)

10 cm x 10 cm	178 mm	229 mm	559 mm
(4” x 4”) Pkg of 12	(7 ”)	(9”)	(22”)

10 cm x 10 cm	178 mm	229 mm	216 mm
(4” x 4”) Pkg of 5	(7”)	(9”)	(8 1/2”)

10 cm x 20 cm	178 mm	330 mm	559 mm
(4” x 8”)	(7”)	(13”)	(22”)

20 cm x 40 cm	292 mm	343 mm	559 mm
(8” x 16”)	(11 1/2”)	(13 1/2”)	(22”)

40 cm x 40 cm	292 mm	343 mm	140 mm
(16” x 16”)	(11 1/2”)	(13 1/2”)	(5 1/2”)

10 cm x 120 cm	178 mm	349 mm	660 mm
(4” x 48”)	(7”)	(13 3/4”)	(26”)

	Labeling	Each case is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.4	Product Insert

	Composition	Hammermill Bond/wr 24 lb., white paper.

	Dimensions	707 mm x 240 mm (27.8” x 9.4”) folded to 101 mm x 240 mm (4.0” x 9.4 ”) with the English side facing out.

	Appearance	Clean, white, and no wrinkles or tears.

	Colors	The Pantone color used for printing is black.
6.0	LABELLING

6.1	Languages appearing on the product labels and insert are French, German, Spanish, Italian, Dutch, Greek, Danish, Norwegian, Finnish, Swedish, Portuguese and English.

6.2	Label specifications are maintained in the following documents:
•	Tyvek – PS-0057

•	Box – PS-0058

•	Case – PS-0002

•	Insert – PS-0061

•	Case Label – PS-0069
7.0	QUALITY ASSURANCE

7.1	RAW MATERIAL TESTING
7.1.1	Raw materials are tested (when applicable) and approved prior to use.

7.2	PRODUCT TESTING
7.2.1	Work-In-Progress (WIP)
•	Samples of non-sterile coated and packaged product are tested for total and NH4OH soluble silver, seal strength and seal integrity (dye penetration test).

•	Visual inspections of the WIP occur during the laminating, packaging, packing and final assembly processes.
7.2.2	Finished Product
•	Lot testing is conducted on samples of sealed and sterilized packages.
7.2.3	Requirements for WIP and Finished Product Testing

Characteristic	Procedure	Specification
Size	WI-8.2.4-2.008	As stated in section 2.3

Appearance	WI-8.2.4-2.009	As stated in section 2.4

Color	WI-8.2.4-2.023	As stated in section 2.5

Lamination	WI-8.2.4-2.010	As stated in section 2.6

Total Silver	WI-8.2.4-2.014	0.42 – 0.67 mg/cm2 for one layer 0.84 – 1.34 mg/cm2 for two layers

NH4OH Soluble Silver	WI-8.2.4-2.014	>43% of the total silver for WIP and finished product

NH4OH Soluble Silver	WI-8.2.4-2.014	>35% of the total silver for finished product tested at end of shelf life

Pouch Label Appearance	WI-8.2.4-2.004	As stated in section 5.2.1

Pouch Seal Size & Position	WI-8.2.4-2.005	As stated in section 5.2.1

Pouch Seal Strength	WI-8.2.4-2.006 WI-8.2.4-2.024	As stated in section 5.2.1

Pouch Seal Integrity	WI-8.2.4-2.003 WI-8.2.4-2.007	As stated in section 5.2.1
7.3	PRODUCT RELEASE
7.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packing and final assembly activities as per WI-8.2.4-1.002;

•	verification of sterilization documentation as per PR-8.2.4-1.003; and

•	verification of documentation in DHR as per PR-8.2.4-1.003.
8.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

Smith & Nephew QA

9.0	IMPLEMENTATION

This Product Specification for Acticoat Dressings (CE) is approved for use as specified below:

Implementation
	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

S C H E D U L E  D
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT:	Acticoat™ Dressing (NA)
VERSION:	3
1.0	DESIGN DESCRIPTION

1.1	SUMMARY
1.1.1	This product specification applies to Acticoat Dressings manufactured in 2” x 2” (5 cm x 5 cm), 4” x 4” (10 cm x 10 cm), 5” x 5” (12.5 cm x 12.5 cm), 4” x 8” (10 cm x 20 cm), 8” x 16” (20 cm x 40 cm), 16” x 16” (40 cm x 40 cm) and 4” x 48 “ (10 cm x 120 cm) dressing sizes.

1.1.2	This product specification applies to Acticoat Dressings labeled for distribution within North America.
1.2	DRAWINGS
1.2.1	Label specifications are maintained by Document Control for each dressing size.
2.0	PHYSICAL ATTRIBUTES

2.1	MATERIALS OF CONSTRUCTION
2.1.1	The dressing is constructed of one layer of rayon/polyester gauze (Sontara) and two layers of silver coated high density polyethylene net (HDPE net).
2.2	CONSTRUCTION
2.2.1	Three-ply dressing consisting of one layer of Sontara, ultrasonically laminated between two layers of silver coated HDPE net.

2.3	SIZES
2.3.1	The size is acceptable as per WI-8.2.4-2.008, if the sample falls within the dimensions defined in the table below.

Product Size	Specification for	Specification for
(on label)	Dimension 1	Dimension 2
5 cm x 5 cm (2” x 2”)	5.1 cm – 6.3 cm S	5.1 cm – 7.4 cm P

10 cm x 10 cm (4” x 4”)	10.2 cm – 11.4 cm S	10.2 cm – 12.5 cm P

12.5 cm x 12.5 cm (5” x 5”)	12.7 cm – 13.9 cm S	12.7 cm – 15.0 cm P

10 cm x 20 cm (4” x 8”)	10.2 cm – 11.4 cm S	20.3 cm – 22.6 cm P

20 cm x 40 cm (8” x 16”)	20.3 cm – 22.6 cm P	40.6 cm – 41.8 cm S

40 cm x 40 cm (16” x 16”)	40.6 cm – 41.8 cm S	40.6 cm – 42.9 cm P

10 cm x 120 cm (4” x 48”)	10.2 cm – 11.4 cm S	121.9 cm – 135.0 cm P

S	=	dimension established during slitting of the master roll into smaller width mini rolls

P	=	dimension established during packaging when the pads are cut off the smaller width mini rolls
2.4	APPEARANCE
2.4.1	The appearance of the sample is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	bluish side facing out on one side (top) and in on the other side (bottom) of the laminated dressing;

•	top side demonstrates a uniform color;

•	no strong stripes, melted or burnt patches on either side;

•	uniform pattern of attachment points;

•	clean-cut edges; and

•	no excessive pitting, rips, tears, etc on either side.

2.5	COLOR
2.5.1	The color is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by the approved Quality Color Standard.
2.6	LAMINATION STRENGTH
2.6.1	The lamination of the sample is acceptable as per WI-8.2.4-2.010, if each layer is securely joined.
3.0	PERFORMANCE ATTRIBUTES

3.1	PARAMETERS OF OPERATION
3.1.1	Efficacy
•	When tested against Pseudomonas aeruginosa in 30 minutes achieves at least a 4.0 log reduction at time zero and a log reduction of 3.0 throughout the shelf life. Reference WI-8.2.4-2.033.

•	Maintains antimicrobial activity when tested as demonstrated by a 3 day plate to plate CZOI efficacy test against Pseudomonas aeruginosa and Staphylococcus aureus, where a CZOI of at least 3 mm is maintained. Reference WI-8.2.4-2.034.
3.1.2	Stability
•	The shelf life of the dressing is 30 months when the dressing is stored in a dry place at less than 25#‹ C.
3.1.3	Adhesion/Abrasion
•	Minimal loss of silver (Category 4A or 5A) when subjected to an adhesion test. Reference WI-8.2.4-2.036.

•	Minimal loss of silver (Category 1 or 2) when subjected to an abrasion test. Reference WI-8.2.4-2.037.
4.0	STERILIZATION

4.1	STERILIZATION METHOD
4.1.1	The product is sterilized using gamma irradiation.
4.2	STERILIZATION VALIDATION
4.2.1	The adequacy of the sterilization processes is ensured by demonstrating that a Sterility Assurance Level (SAL) of 10-6 is achieved.
4.3	SPECIAL CONCERNS
4.3.1	Gamma irradiation should not exceed 50.0 kGy.

5.0	PACKAGING

5.1	PACKAGING CONFIGURATION
5.1.1	The product is produced in seven sizes: 5 cm x 5 cm (2” x 2”), 10 cm x 10 cm (4” x 4”), 12.5 cm x 12.5 cm (5” x 5”), 10 cm x 20 cm (4” x 8”), 20 cm x 40 cm (8” x 16”), 40 cm x 40 cm (16” x 16”) and 10 cm x 120 cm (4” x 48“).
5.2	PACKAGING MATERIALS
5.2.1	Primary Packaging (Pouch)

Composition	Front	Tyvek 1073B (spunbonded polyolefin) coated with SBP 2000 and printed

	Back	Tyvek 1073B (spunbonded polyolefin) uncoated and unprinted

Basis Weight	Front	2.57 + 0.21 oz./yd2 (0.87 + 0.07 g/100 cm2)

	Back	2.20 + 0.18 oz./yd2 (0.75 + 0.06 g/100 cm2)

Roll Widths	4.5 “, 6.5”, 7.5” or 11” ± 1/16”

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Certification	Technical specifications are certified for each lot of Tyvek packaging.

Contents	One dressing per pouch. The 4” x 48” (10 cm x 120 cm) dressings are rolled onto a polystyrene core and secured in place with a Tyvek ring. The 16” x 16” (40 cm x 40 cm) dressings are folded twice and the 8” x 16” (20 cm x 40 cm) dressings are folded once.

Dimensions

Size	Width	Length
5 cm x 5 cm (2” x 2”)	114 mm (4.5”)	152 mm (6”)

10 cm x 10 cm (4” x 4”)	165 mm (6.5”)	216 mm (8.5”)

12.5 cm x 12.5 cm (5” x 5”)	191 mm (7.5”)	241 mm (9.5”)

10 cm x 20 cm (4” x 8”)	165 mm (6.5”)	318 mm (12.5”)

20 cm x 40 cm (8” x 16”)	279 mm (11”)	330 mm (13”)

40 cm x 40 cm (16” x 16”)	279 mm (11”)	330 mm (13”)

10 cm x 120 cm (4” x 48”)	165 mm (6.5”)	305 mm (12”)

	Label	The label appearance is acceptable as per WI-8.2.4-2.004, if the following criteria are met:

• the label is centered on the package;

• the printing is readable; and

• the label matches the dressing in the package.

	Seal	The seal size and position is acceptable as per WI-8.2.4-2.005, if the following criteria are met:

• the seals are at least 7 mm wide and centered on the package; and

• the Chevron seal is to the right of the label.

	Seal Integrity	The seal integrity is acceptable as per WI-8.2.4-2.003 and WI-8.2.4- 2.007, if there is a continuous seal with no bubbles, blisters or other inconsistencies, and a seal width of 3mm is maintained with the dye penetration test.

	Seal Strength	The seal strength is acceptable as per WI-8.2.4-2.006, if flat packages have a burst test pressure of a least 1.0 psig.

The seal strength of 10 cm x 120 cm (4” x 48”) packages is acceptable as per WI-8.2.4-2.024, if packages have a tensile strength of at least 0.5 lbs.

	Labeling	Each package is clearly labeled with the product name, size, code, lot number, roll number and expiry date.

5.2.2	Outer Packaging (Box)

	Composition	Cardboard solid bleached sulphate (0.020 SBS) with a 0.5 mil poly coated backside.

	Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

	Appearance	White, no wrinkles, straight folds, side glued with tuck ends.

	Box Style	Notched reverse tuck end (French) box.

Contents	Flat packages are oriented inside the box with the peel down arrow facing up towards the opening of the box, and with the package label oriented in the same direction as the box label. Bulging packages are oriented with the label facing towards the front of the box with the label oriented in the same direction as the box label.

Size	Packages/Box
5 cm x 5 cm (2” x 2”)	5
10 cm x 10 cm (4” x 4”)	5
12.5 cm x 12.5 cm (5” x 5”)	5
10 cm x 20 cm (4” x 8”)	12
20 cm x 40 cm (8” x 16”)	6
40 cm x 40 cm (16” x 16”)	6
10 cm x 120 cm (4” x 48”)	6

Dimensions

Size	Width	Height	Thickness
5 cm x 5 cm (2” x 2”)	117 mm (4 5/8”)	156 mm (6 1/8”)	19 mm (3/4”)
10 cm x 10 cm (4” x 4”)	168 mm (6 5/8”)	219 mm (8 5/8”)	19 mm (3/4”)
12.5 cm x 12.5 cm (5” x 5”)	194 mm (7 5/8”)	244 mm (9 5/8”)	19 mm (3/4”)
10 cm x 20 cm (4” x 8”)	168 mm (6 5/8”)	321 mm (12 5/8”)	25 mm (1”)
20 cm x 40 cm (8” x 16”)	283 mm (11 1/8”)	333 mm (13 1/8”)	25 mm (1”)
40 cm x 40 cm (16” x 16”)	283 mm (11 1/8”)	333 mm (13 1/8”)	25 mm (1”)
10 cm x 120 cm (4” x 48”)	168 mm (6 5/8”)	318 mm (12 1/2”)	168 mm (6 5/8”)

	Inserts	Each box contains one product insert.

	Labeling	Each box is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.3	Outer Packaging (Case)

	Composition	Corrugated case Kraft 175B, silver, outside regular adhesive.

Appearance Contents	White exterior, no wrinkles, straight folds, side glued with tuck ends.

Size	Boxes/Case
5 cm x 5 cm	20
(2” x 2”) 10 cm x 10 cm	20
(4” x 4”) 12.5 cm x 12.5 cm	5
(5” x 5”) 10 cm x 20 cm	20
(4” x 8”) 20 cm x 40 cm	20
(8” x 16”) 40 cm x 40 cm	5
(16” x 16”) 10 cm x 120 cm	4
(4” x 48”)

Dimensions

Size	Width	Height	Length
5 cm x 5 cm (2” x 2”)	127 mm (5”)	165 mm (6 1/2”)	419 mm (16 1/2”)
10 cm x 10 cm (4” x 4”)	178 mm (7 ”)	229 mm (9”)	216 mm (8 1/2”)
12.5 cm x 12.5 cm (5” x 5”)	178 mm (8”)	229 mm (10”)	216 mm (41/4”)
10 cm x 20 cm (4” x 8”)	178 mm (7”)	330 mm (13”)	559 mm (22”)
20 cm x 40 cm (8” x 16”)	292 mm (11 1/2”)	343 mm (13 1/2”)	559 mm (22”)
40 cm x 40 cm (16” x 16”)	292 mm (11 1/2”)	343 mm (13 1/2”)	140 mm (5 1/2”)
10 cm x 120 cm (4” x 48”)	178 mm (7”)	349 mm (13 3/4”)	660 mm (26”)

	Labeling	Each case is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.4	Product Insert

	Composition	Hammermill Bond/wr 24 lb., white paper.

	Dimensions	3” x 11” (7.6 cm x 27.9 cm).

	Appearance	Clean, white, and no wrinkles or tears.

	Colors	The Pantone color used for printing is black.

6.0	LABELLING

6.1	Languages appearing on the product labels and insert are French and English.

6.2	Label specifications are maintained in the following documents:
•	Tyvek – PS-0017

•	Box – PS-0004

•	Case – PS-0002

•	Insert – PS-0005

•	Case Label – PS-0069
7.0	QUALITY ASSURANCE

7.1	RAW MATERIAL TESTING
7.1.1	Raw materials are tested (when applicable) and approved prior to use.
7.2	PRODUCT TESTING
7.2.1	Work-In-Progress (WIP)
•	Samples of non-sterile coated and packaged product are tested for total and NH4OH soluble silver, seal strength and seal integrity (dye penetration test).

•	Visual inspections of the WIP occur during the laminating, packaging, packing and final assembly processes.
7.2.2	Finished Product
•	Lot testing is conducted on samples of sealed and sterilized packages.
7.2.3	Requirements for In-Process and Finished Product Testing

Characteristic	Procedure	Specification
Size	WI-8.2.4-2.008	As stated in section 2.3
Appearance	WI-8.2.4-2.009	As stated in section 2.4
Color	WI-8.2.4-2.023	As stated in section 2.5
Lamination	WI-8.2.4-2.010	As stated in section 2.6
Total Silver	WI-8.2.4-2.014	0.42 – 0.67 mg/cm2 for one layer 0.84 – 1.34 mg/cm2 for two layers
NH4OH Soluble Silver	WI-8.2.4-2.014	> 43% of the total silver for WIP and finished product
NH4OH Soluble Silver	WI-8.2.4-2.014	> 35% of the total silver for finished product tested at end of shelf life
Pouch Label Appearance	WI-8.2.4-2.004	As stated in section 5.2.1
Pouch Seal Size & Position	WI-8.2.4-2.005	As stated in section 5.2.1
Pouch Seal Strength	WI-8.2.4-2.006 WI-8.2.4-2.024	As stated in section 5.2.1
Pouch Seal Integrity	WI-8.2.4-2.003 WI-8.2.4-2.007	As stated in section 5.2.1
7.3	PRODUCT RELEASE

7.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packing and final assembly activities as per WI-8.2.4-1.002;

•	verification of sterilization documentation as per PR-8.2.4-1.003; and

•	verification of documentation in DHR as per PR-8.2.4-1.003.
8.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

Smith & Nephew QA
9.0	IMPLEMENTATION

This Product Specification for Acticoat™ Dressings (NA) is approved for use as specified below:

Implementation
	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

S C H E D U L E E
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT:	Acticoat™ 7 Dressing (CE)
REVISION:	3
1.0	DESIGN DESCRIPTION

1.1	SUMMARY
1.1.1	This product specification applies to Acticoat™ 7 Dressings manufactured in 2” x 2” (5 cm x 5 cm), 4” x 5” (10 cm x 12.5 cm) and 6” x 6” (15 cm x 15 cm) dressing sizes.

1.1.2	This product specification applies to Acticoat 7 Dressings identified with a CE mark and labeled for distribution outside of North America.
1.2	DRAWINGS
1.2.1	Label specifications are maintained by Document Control for each dressing size.
2.0	PHYSICAL ATTRIBUTES

2.1	MATERIALS OF CONSTRUCTION
2.1.1	Materials

The dressing is constructed of two layers of rayon/polyester gauze (Sontara) and three layers of silver coated high density polyethylene net (HDPE net).
2.2	CONSTRUCTION

2.2.1	Five-ply dressing consisting of two layers of Sontara ultrasonically laminated between three layers of silver-coated HDPE net.

2.3	SIZES
2.3.1	The size is acceptable as per WI-8.2.4-2.008, if the sample fall within the dimensions defined in the table below.

Product Size	Specification for	Specification for
(on label)	Dimension 1	Dimension 2
5 cm x 5 cm	5.1 cm — 6.3 cm S	5.1 cm — 7.4 cm P
(2” x 2”)

10 cm x 12.5 cm	10.3 cm — 11.4 cm S	12.8 cm — 15.0 cm P
(4” x 5”)

15 cm x 15 cm	15.3 cm — 16.4 cm S	15.3 cm — 17.5 cm P
(6” x 6”)

S = dimension established during slitting of master roll into smaller width mini rolls
P = dimension established during packaging when the pads are cut off the smaller width mini rolls
2.4	APPEARANCE
2.4.1	The appearance of the sample is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	bluish side faces out on one side (top) and in on the other side (bottom) of the laminated dressing;

•	top side demonstrates a uniform color;

•	no strong stripes, melted or burnt patches on either side;

•	uniform pattern of attachment points;

•	clean-cut edges; and

•	no excessive pitting, rips, tears, etc on either side.
2.5	COLOR
2.5.1	The blue color is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by Quality Color Standard.
2.6	LAMINATION STRENGTH
2.6.1	The lamination of the sample is acceptable as per WI-8.2.4-2.010, if each layer is securely joined.
3.0	PERFORMANCE ATTRIBUTES
3.1	PARAMETERS OF OPERATION
3.1.1	Efficacy
•	When tested against Pseudomonas aeruginosa in 30 minutes achieves at least a 4.0 log reduction at time zero and a log reduction of 3.0 throughout the shelf life. Reference WI-8.2.4-2.033.

•	Maintains antimicrobial activity when tested as demonstrated by a 7 day plate to plate CZOI efficacy test against Pseudomonas aeruginosa and Staphylococcus aureus, where a CZOI of at least 3 mm is maintained. Reference WI-8.2.4-2.034.

3.1.2	Stability

The shelf life of the dressing is 30 months when the following conditions apply:

•	The shelf life of the dressing is 30 months when the dressing is stored in a dry place at less than 25#‹ C.
3.1.3	Adhesion/Abrasion
•	Minimal loss of silver (Category 4A or 5A) when subjected to an adhesion test. Reference WI-8.2.4-2.036.

•	Minimal loss of silver (Category 1 or 2) when subjected to an abrasion test. Reference WI-8.2.4-2.037.
4.0	STERILIZATION

4.1	STERILIZATION METHOD
4.1.1	The product is sterilized using gamma irradiation.
4.2	STERILIZATION VALIDATION
4.2.1	The adequacy of the sterilization processes is ensured by demonstrating that a Sterility Assurance Level (SAL) of 10-6 is achieved.
4.3	SPECIAL CONCERNS

4.3.1	Gamma irradiation should not exceed 50.0 kGy.
5.0	PACKAGING
5.1	PACKAGING CONFIGURATION
5.1.1	The product is produced in three sizes: 2” x 2” (5 cm x 5 cm), 4” x 5” (10 cm x 12.5 cm) and 6” x 6” (15 cm x 15 cm).
5.2	PACKAGING MATERIALS
5.2.1	Primary Packaging (Pouch)

Composition	Front	Tyvek 1073B (Spunbonded polyolefin) coated with SBP 2000 and printed

	Back	Tyvek 1073B (Spunbonded polyolefin) uncoated and unprinted

Basis Weight	Front	2.57 ± 0.21 oz./sq. yd. (8.71 ± 0.71 mg/cm2)

	Back	2.20 + 0.18 oz./yd2 (0.75 + 0.06 g/100 cm2)

Roll Widths	4.5”, 6.5” or 8.5” ± 1/16”

Appearance	Clean, white and no wrinkles or tears.

Colors	The Pantone colors used for printing are as follows:

	•	Orange PMS 151C

	•	Black

Certification	Technical specificat ions are certified for each lot of Tyvek packaging.

Contents	One dressing per pouch.

Dimensions

Size	Width	Length
2” x 2”	4.5”	6”
(5 cm x 5 cm)	(114 mm)	(152 mm)

4” x 5”	6 1/2”	8 1/2”
(10 cm x 12.5 cm)	(165 mm)	(216 mm)

6” x 6”	8 1/2”	10 1/2”
(15 cm x 15 cm)	(216 mm)	(267 mm)

	Label	The label appearance is acceptable as per WI-8.2.4-2.004, if the following criteria are met:

• the label is centered on the package;

• the printing is readable; and,

• the label matches the dressing in the package.

	Seal	The seal size and position is acceptable as per WI-8.2.4-2.005, if the following criteria are met:

• the seals are at least 7 mm wide and centered on the package; and

• the Chevron seal is to the right of the label.

	Seal Integrity	The seal integrity is acceptable as per WI-8.2.4-2.003 and WI-8.2.4- 2.007, if there is a continuous seal with no bubbles, blisters or other inconsistencies, and a seal width of 3mm is maintained with the dye penetration test.

	Seal Strength	Package pouches have a burst test pressure of at least 1.0 psig as per WI-8.2.4-2.006.

	Labeling	Each package is clearly labeled with the product name, size, code, lot number, roll number and expiry date.

5.2.2	Outer Packaging (Box)

	Composition	Cardboard, solid bleached sulphate (0.020 SBS) with a 0.5 mil poly coated backside.

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Appearance	White, no wrinkles, straight folds, side glued with tuck ends.

Box Style	Notched reverse tuck end (French) box.

Contents	Packages are oriented inside the box with the peel down arrow facing up towards the opening of the box, and with the package label oriented in the same direction as the box label.

Size	Packages/Box
2” x 2”	5
(5 cm x 5 cm)

4” x 5”	5
(10 cm x 12.5 cm)

6” x 6”	5
(15 cm x 15 cm)
                       Dimensions

Size	Width	Height	Thickness
2” x 2”	4 5/8”	6 1/8”	3/4”
(5 cm x 5 cm)	(117 mm)	(156 mm)	(19 mm)

4” x 5”	6 5/8”	9 5/8”	3/4”
(10 cm x 12.5 cm)	(168 mm)	(244 mm)	(19 mm)

6” x 6”	8 5/8”	10 5/8”	3/4”
(15 cm x 15 cm)	(219 mm)	(270 mm)	(19 mm)

	Inserts	Each box contains one product insert.

	Labeling	Each box is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.3	Outer Packaging (Case)

	Composition	Corrugated case Kraft 175B, silver, outside regular adhesive.

	Appearance	White exterior, no wrinkles, straight folds, side glued with tuck ends.

Contents

Size	Boxes/Case
5 cm x 5 cm	20
(2” x 2”)

4” x 5”	10
(10 cm x 12.5 cm)

6” x 6”	10
(15 cm x 15 cm)

                       Dimensions

Size	Width	Height	Length
2” x 2”	5”	6 1/2” (165	16 1/2” (419
(5 cm x 5 cm)	(127 mm)	mm)	mm)

4” x 5”	7”	10”	8 1/2”
(10 cm x 12.5 cm)	(178 mm)	(254 mm)	(216 mm)

6” x 6”	9”	11”	8 1/2”
(15 cm x 15 cm)	(229 mm)	(279 mm)	(216 mm)

	Labeling	Each case is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.4	Product Insert

	Composition	Hammermill Bond/ 24 lb., white paper.

	Dimensions	3” x 11” (7.6 cm x 27.9 cm).

	Appearance	Clean, white, and no wrinkles or tears.

	Colors	The Pantone color used for printing is black.
6.0	LABELING
6.1	Languages appearing on the product labels and insert are English and French.
6.2	Label specifications are maintained in the following documents:
•	Tyvek – PS-0062

•	Box – PS-0063

•	Case – PS-0002

•	Insert – PS-0064

•	Case Label – PS-0069
7.0	QUALITY ASSURANCE
7.1	RAW MATERIAL TESTING
7.1.1	Raw materials are tested (when applicable) and approved prior to use.
7.2	PRODUCT TESTING
7.2.1	Work-In-Progress (WIP)
•	Samples of non-sterile coated and packaged product are tested for total and NH4OH soluble silver, seal strength and seal integrity (dye penetration test).

•	Visual inspections of the product occur during the laminating, packaging, casing and boxing processes.
7.2.2	Finished Product
•	Lot testing is conducted on samples of sealed and sterilized packages.

7.2.3	Requirements for In-Process and Finished Product Testing

Characteristic	Procedure	Specification
Size	WI-8.2.4-2.008	As stated in section 2.3
Appearance	WI-8.2.4-2.009	As stated in section 2.4
Color	WI-8.2.4-2.023	As stated in section 2.5
Lamination	WI-8.2.4-2.010	As stated in section 2.6
	WI-8.2.4-2.014	0.42 – 0.67 mg/cm2 for one layer
Total Silver
1.26 – 2.01 mg/cm2 for three layers
NH4OH Soluble Silver	WI-8.2.4-2.014	≥ 45% of the total silver for WIP and finished product
NH4OH Soluble Silver	WI-8.2.4-2.014	≥ 35% of the total silver for finished product tested at end of shelf life
Pouch Label Appearance	WI-8.2.4-2.004	As stated in section 5.2.1
Pouch Seal Size & Position	WI-8.2.4-2.005	As stated in section 5.2.1
Pouch Seal Strength	WI-8.2.4-2.006 WI-8.2.4-2.024	As stated in section 5.2.1
Pouch Seal Integrity	WI-8.2.4-2.003 WI-8.2.4-2.007	As stated in section 5.2.1
7.3	PRODUCT RELEASE
7.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packing and final assembly activities as per WI-8.2.4-1.002;

•	verification of sterilization documentation as per PR-8.2.4-1.003; and

•	verification of documentation in DHR as per PR-8.2.4-1.003.
8.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA
Smith & Nephew QA
9.0	IMPLEMENTATION

This Product Specification for Acticoat™ 7 Dressings (CE) is approved for use as specified below:

Implementation
	Name/Signature	Title	Date:
NUCRYST QA

S C H E D U L E E
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT:	Acticoat™ 7 Dressing (NA)
REVISION:	3
1.0	DESCRIPTION
1.1	SUMMARY
1.1.1	This product specification applies to Acticoat™ 7 Dressings manufactured in 2” x 2” (5 cm x 5 cm), 4” x 5” (10 cm x 12.5 cm) and 6” x 6” (15 cm x 15 cm) dressing sizes.

1.1.2	This product specification applies to Acticoat Dressings labeled for distribution within North America.
1.2	DRAWINGS
1.2.1	Label specifications are maintained by Document Control for each dressing size.
2.0	PHYSICAL ATTRIBUTES
2.1	MATERIALS OF CONSTRUCTION
2.1.1	Materials

The dressing is constructed of two layers of rayon/polyester gauze (Sontara) and three layers of silver coated high density polyethylene net (HDPE net).
2.2	CONSTRUCTION
2.2.1	Five-ply dressing consisting of two layers of Sontara ultrasonically laminated between three layers of silver-coated HDPE net.

2.3	SIZES
2.3.1	The size is acceptable as per WI-8.2.4-2.008, if the sample fall within the dimensions defined in the table below.

Product Size	Specification for	Specification for
(on label)	Dimension 1	Dimension 2

5 cm x 5 cm (2” x 2”)	5.1 cm — 6.3 cm S	5.1 cm — 7.4 cm P
10 cm x 12.5 cm (4” x 5”)	10.3 cm — 11.4 cm S	12.8 cm — 15.0 cm P
15 cm x 15 cm (6” x 6”)	15.3 cm — 16.4 cm S	15.3 cm — 17.5 cm P

S = dimension established during slitting of master roll into smaller width mini rolls

P = dimension established during packaging when the pads are cut off the smaller width mini rolls
2.4	APPEARANCE
2.4.1	The appearance of the sample is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	bluish side faces out on one side (top) and in on the other side (bottom) of the laminated dressing;

•	top side demonstrates a uniform color;

•	no strong stripes, melted or burnt patches on either side;

•	uniform pattern of attachment points;

•	clean-cut edges; and

•	no excessive pitting, rips, tears, etc on either side.
2.5	COLOR
2.5.1	The blue color is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by the approved Quality Color Standard.
2.6	LAMINATION STRENGTH
2.6.1	The lamination of the sample is acceptable as per WI-8.2.4-2.010, if each layer is securely joined.
3.0	PERFORMANCE ATTRIBUTES
3.1	PARAMETERS OF OPERATION
3.1.1	Efficacy
•	When tested against Pseudomonas aeruginosa in 30 minutes achieves at least a 4.0 log reduction at time zero and a log reduction of 3.0 throughout the shelf life. Reference WI-8.2.4-2.033.

•	Maintains antimicrobial activity when tested as demonstrated by a 7 day plate to plate CZOI efficacy test against Pseudomonas aeruginosa and Staphylococcus aureus, where a CZOI of at least 3 mm is maintained. Reference WI-8.2.4-2.034.
3.1.2	Stability
•	The shelf life of the dressing is 30 months when the dressing is stored in a dry place at less than 25°‹ C.
3.1.3	Adhesion/Abrasion
•	Minimal loss of silver (Category 4A or 5A) when subjected to an adhesion test. Reference WI-8.2.4-2.036.

•	Minimal loss of silver (Category 1 or 2) when subjected to an abrasion test. Reference WI 8.2.4-2.037.
4.0	STERILIZATION
4.1	STERILIZATION METHOD
4.1.1	The product is sterilized using gamma irradiation.
4.2	STERILIZATION VALIDATION
4.2.1	The adequacy of the sterilization processes is ensured by demonstrating that a Sterility Assurance Level (SAL) of 10-6 is achieved.
4.3	SPECIAL CONCERNS
4.3.1	Gamma irradiation should not exceed 50.0 kGy.
5.0	PACKAGING
5.1	PACKAGING CONFIGURATION
5.1.1	The product is produced in three sizes: 2” x 2” (5 cm x 5 cm), 4” x 5” (10 cm x 12.5 cm) and 6” x 6” (15 cm x 15 cm).
5.2	PACKAGING MATERIALS
5.2.1	Primary Packaging (Pouch)

Composition	Front	Tyvek 1073B (Spunbonded polyolefin) coated with SBP 2000 and printed

	Back	Tyvek 1073B (Spunbonded polyolefin) uncoated and unprinted

Basis Weight	Front	2.57 ± 0.21 oz./sq. yd. (8.71 ± 0.71 mg/cm2)

	Back	2.20 + 0.18 oz./yd2 (0.75 + 0.06 g/100 cm2)

Roll Widths	4.5”, 6.5” or 8.5” ± 1/16”

Appearance	Clean, white and no wrinkles or tears.

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Certification	Technical specifications are certified for each lot of Tyvek packaging.

Contents	One dressing per pouch.

Dimensions

Size	Width	Length

2” x 2”	4.5”	6”
(5 cm x 5 cm)	(114 mm)	(152 mm)
4” x 5”	6 1/2”	8 1/2”
(10 cm x 12.5 cm)	(165 mm)	(216 mm)
6” x 6”	8 1/2”	10 1/2”
(15 cm x 15 cm)	(216 mm)	(267 mm)

	Label	The label appearance is acceptable as per WI-8.2.4-2.004, if the following criteria are met:

• the label is centered on the package;

• the printing is readable; and

• the label matches the dressing in the package.

	Seal	The seal size and position is acceptable as per WI-8.2.4-2.005, if the following criteria are met:

• the seals are at least 7 mm wide and centered on the package; and

• the Chevron seal is to the right of the label.

	Seal Integrity	The seal integrity is acceptable as per WI-8.2.4-2.003 and WI-8.2.4- 2.007, if there is a continuous seal with no bubbles, blisters or other inconsistencies, and a seal width of 3mm is maintained with the dye penetration test.

	Seal Strength	Package pouches have a burst test pressure of at least 1.0 psig as per WI-8.2.4-2.006.

	Labeling	Each package is clearly labeled with the product name, size, code, lot number, roll number and expiry date.

5.2.2	Outer Packaging (Box)

	Composition	Cardboard, solid bleached sulphate (0.020 SBS) with a 0.5 mil poly coated backside.

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Appearance	White, no wrinkles, straight folds, side glued with tuck ends.

Box Style	Notched reverse tuck end (French) box.

Contents	Packages are oriented inside the box with the peel down arrow facing up towards the opening of the box, and with the package label oriented in the same direction as the box label.

Size	Packages/Box
2” x 2”	5
(5 cm x 5 cm)
4” x 5”	5
(10 cm x 12.5 cm)
6” x 6”	5
(15 cm x 15 cm)
Dimensions

Size	Width	Height	Thickness
2” x 2”	4 5/8”	6 1/8”	3/4”
(5 cm x 5 cm)	(117 mm)	(156 mm)	(19 mm)
4” x 5”	6 5/8”	9 5/8”	3/4”
(10 cm x 12.5 cm)	(168 mm)	(244 mm)	(19 mm)
6” x 6”	8 5/8”	10 5/8”	3/4”
(15 cm x 15 cm)	(219 mm)	(270 mm)	(19 mm)

	Inserts	Each box contains one product insert.

	Labeling	Each box is clearly labeled with the product name, size, code, lot number and expiry date.

5.2.3	Outer Packaging (Case)

	Composition	Corrugated case Kraft 175B, silver, outside regular adhesive.

	Appearance Contents	White exterior, no wrinkles, straight folds, side glued with tuck ends.

Size	Boxes/Case
5 cm x 5 cm	20
(2” x 2”)
4” x 5”	10
(10 cm x 12.5 cm)
6” x 6”	10
(15 cm x 15 cm)

Dimensions

Size	Width	Height	Length
2” x 2” (5 cm x 5 cm)	5” (127 mm)	6 1/2” (165 mm)	16 1/2” (419 mm)
4” x 5” (10 cm x 12.5 cm)	7” (178 mm)	10” (254 mm)	8 1/2” (216 mm)
6” x 6”	9”	11”	8 1/2”
(15 cm x 15 cm)	(229 mm)	(279 mm)	(216 mm)

Labeling	Each case is clearly labeled with the product name, size, code, lot number and expiry date.
5.2.4	Product Insert

Composition	Hammermill Bond/ 24 lb., white paper.

Dimensions	3” x 11” (7.6 cm x 27.9 cm).

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone color used for printing are:

• Black
6.0	LABELING
6.1	Languages appearing on the product labels and insert are English and French.
6.2	Label specifications are maintained in the following documents:
•	Tyvek – PS-0043

•	Box – PS-0044

•	Case – PS-0002

•	Insert – PS-0045

•	Case Label – PS-0069
7.0	QUALITY ASSURANCE
7.1	RAW MATERIAL TESTING
7.1.1	Raw materials are tested (when applicable) and approved prior to use.
7.2	PRODUCT TESTING
7.2.1	Work-In-Progress (WIP)
•	Samples of non-sterile coated and packaged product are tested for total and NH4OH soluble silver, seal strength and seal integrity (dye penetration test).

•	Visual inspections of the product occur during the laminating, packaging, casing and boxing processes.
7.2.2	Finished Product
•	Lot testing is conducted on samples of sealed and sterilized packages.

7.2.3	Requirements for In-Process and Finished Product Testing

Characteristic	Procedure	Specification
Size	WI-8.2.4-2.008	As stated in section 2.3
Appearance	WI-8.2.4-2.009	As stated in section 2.4
Color	WI-8.2.4-2.023	As stated in section 2.5
Lamination	WI-8.2.4-2.010	As stated in section 2.6
Total Silver	WI-8.2.4-2.014	0.42 – 0.67 mg/cm2 for one layer
1.26 – 2.01 mg/cm2 for three layers
	WI-8.2.4-2.014	≥ 45% of the total silver for WIP and finished product
NH4OH Soluble Silver
	WI-8.2.4-2.014	≥ 35% of the total silver for finished product tested at end of shelf life
NH4OH Soluble Silver
Pouch Label Appearance	WI-8.2.4-2.004	As stated in section 5.2.1
Pouch Seal Size & Position	WI-8.2.4-2.005	As stated in section 5.2.1

WI-8.2.4-2.006
Pouch Seal Strength	WI-8.2.4-2.024	As stated in section 5.2.1

WI-8.2.4-2.003
	WI-8.2.4-2.007	As stated in section 5.2.1
7.3	PRODUCT RELEASE
7.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packing and final assembly activities as per WI-8.2.4-1.002;

•	verification of sterilization documentation as per PR-8.2.4-1.003; and

•	verification of documentation in DHR as per PR-8.2.4-1.003.
8.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA
Smith & Nephew QA
9.0	IMPLEMENTATION

This Product Specification for Acticoat™ 7 Dressings (NA) is approved for use as specified below:

Implementation
Name/Signature	Title	Date:
NUCRYST QA

S C H E D U L E  F
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT:	Acticoat Site Dressing (CE)
VERSION:	1

1.0	DESIGN DESCRIPTION

1.1	SUMMARY
1.1.1	This product specification applies to Acticoat Site Dressings manufactured in a 1” (2.5cm) diameter dressing size with a 4mm insertion site.

1.1.2	This product specification applies to Acticoat Site Dressings identified with a CE mark and labeled for distribution outside the United States.
1.2	DRAWINGS
1.2.1	Label specifications are maintained by Document Control.
2.0	PHYSICAL ATTRIBUTES

2.1	MATERIALS OF CONSTRUCTION
2.1.1	One layer of 3mm thick polyurethane (PU) foam laminated on one side with a perforated PU film wound contact layer and on the other side with two layers of blue waterproof PU top film.
2.2	CONSTRUCTION
2.2.1	Four-ply dressing with silver coating applied to PU wound contact layer.

2.3	SIZES
2.3.1	The size is acceptable as per WI-8.2.4-2.008, if the sample falls within the dimensions defined in the table below:

Product Size	Specification for	Specification for
(on label)	Dimension 1[1]	Dimension 2[1]
1” (2.5cm) diameter with 4 mm insertion site	2.4 cm– 2.6 cm Insertion Site 3 mm — 5 mm	2.4 cm – 2.6 cm Insertion Site 3 mm - 5 mm

[1]	The dressing dimensions are verified using designed templates.
2.4	APPEARANCE
2.4.1	The appearance of the dressing is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	wound contact layer and blue backing film are uniform in color;

•	dressing edges are clean and free of contamination and no excessive streaking on edges;

•	no strong stripes, color fading, patches or other discoloration on either the blue film or the wound contact layer surfaces;

•	no wrinkles, creases, rips or tears on either side; and

•	the center insertion should be removed and slit is completely cut.
2.5	COLOR
2.5.1	The brown/grey color of the silver coated wound contact layer is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by the approved Quality Color Standard.
2.6	LAMINATION INTEGRITY
2.6.1	Lamination of the wound contact layer to the foam and the blue backing films to the foam are acceptable as per WI-8.2.4-2.010, when the films cannot be separated from the foam without force.
2.7	PERMEABILITY
2.7.1	The permeability of the blue backing film on the laminated dressing is acceptable as per WI-8.2.4-2.029, if dye does not pass through the backing when subjected to a pin-hole test.

2.7.2	The moisture vapor permeability of the laminated dressing is acceptable as per WI-8.2.4-2.026, if the water transmission rate is between 600 g/m2/24hr and 3500 g/m2/24hr.

2.7.3	The waterproofness of the laminated dressing is acceptable as per WI-8.2.4-8.025, if no water passes through the dressing when the sample is subjected to a waterproofness test.

3.0	PERFORMANCE ATTRIBUTES

3.1	PARAMETERS OF OPERATION
3.1.1	Efficacy
•	When tested against Pseudomonas aeruginosa and Staphylococcus aureus in 4 hours achieves at least a 4.0 log reduction at time zero and a log reduction of 3.0 throughout the shelf life. Reference WI-8.2.4-2.016.

•	Maintains antimicrobial activity when tested as demonstrated by a 7 day plate to plate CZOI efficacy test against Pseudomonas aeruginosa and Staphylococcus aureus, where a zone of inhibition is maintained on day 7. Reference WI-8.2.4-2.013.
3.1.2	Absorbency
•	When tested has an absorbent capacity and absorbent capacity under pressure of at least 16 g water/100 cm2 of laminated product. Reference WI-8.2.4-2.027.
3.1.3	Stability
•	The shelf life of the dressing is 18 months when the dressing is stored in its primary and secondary packaging in a dry place at temperatures of less than or equal to 25 ºC.
4.0	STERILIZATION

4.1	STERILIZATION METHOD
4.1.1	The product is sterilized using electron beam (e-beam) irradiation.
4.2	STERILIZATION VALIDATION
4.2.1	The adequacy of the sterilization processes is ensured by demonstrating that a Sterility Assurance Level (SAL) of 10-6 is achieved.
4.3	SPECIAL CONCERNS
4.3.1	Irradiation should not exceed 50.0 kGy.
5.0	PACKAGING

5.1	PACKAGING CONFIGURATION
5.1.1	The product is produced in one size: 1” diameter dressing with 4 mm insertion site.
5.2	PACKAGING MATERIALS
5.2.1	Primary Packaging (Pouch)

Composition	Front — 20 microns of printed oriented polypropylene laminated (OPP) to 50 microns of clear polyethylene (PE)
Back — 20 microns of oriented polypropylene laminated (OPP) to 50 microns of clear polyethylene (PE)

Film Thickness	PP – 20 um nominal
PE – 50 um nominal

Basis Weight	67.32 ± 6.73 g/m2

Roll Widths	89 mm ± 1 mm

Appearance	Front – clean, with no wrinkles, tears, or bubbles/delaminated sections

Back – clean, with no wrinkles, tears, or bubbles/delaminated sections

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Certification	Technical specifications are certified for each lot of PP/PE packaging

Contents	One dressing per pouch
Dimensions

Size	Width	Height
1” (2.5cm) diameter with 4	89 mm	140 mm
mm insertion site	(3 1/2”)	(5 1/2”)

Label	The label appearance is acceptable as per WI-8.2.4-2.004, if the following criteria are met:

• the label is centered on the package;

• the printing is readable; and

• the label matches the dressing in the package.

Seal	The seal size and position is acceptable as per WI-8.2.4-2.005, if the following criteria are met:

• the seals are at least 7 mm wide and centered on the package; and

• the Chevron seal is to the right of the label.

Seal Integrity	The seal integrity is acceptable as per WI-8.2.4-2.007 and WI-8.2.4-2.003, if there is a continuous seal with no bubbles, blisters or other inconsistencies and the seal width is maintained.

Seal Strength	The seal strength is acceptable as per WI-8.2.4-2.006, if packaged pouches have a burst test pressure of at least 5.5 psig.

Labeling	Each package is clearly labeled with the product name, size, code, lot number, roll number and expiry date.
5.2.2	Outer Packaging (Box)

Composition	Cardboard, solid bleached sulphate (0.020 SBS) with a 0.5 mil poly coated backside.

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Appearance	White, no wrinkles, straight folds, side glued with tuck ends.

Box Style	Notched reverse tuck end (French) box.

Contents	Packages are oriented inside the box with the peel down arrow facing up towards the opening of the box, and with the package label oriented in the same direction as the box label.

Size	Packages/Box
1” (2.5cm) diameter with 4 mm insertion site	10
Dimensions

Size	Width	Height	Thickness
1” (2.5cm) diameter with 4 mm insertion site	143 mm (5 5/8”)	mm (3 5/8”)	70 mm (2 3/4”)

Inserts	Each box contains one product insert.

Labeling	Each box is clearly labeled with the product name, size, code, lot number and expiry date.
5.2.3	Outer Packaging (Case)

Composition	Corrugated case Kraft 175B, Silver outside regular adhesive.

Appearance	White exterior, no wrinkles, straight folds.

Contents

Size	Boxes/Case
1” (2.5cm) diameter with 4 mm insertion site	10
Dimensions

Size	Width	Height	Length
1” (2.5cm) diameter	102 mm	152 mm	724 mm
with 4 mm insertion	(4”)	(6”)	(28.5”)
site

Labeling	Each case is clearly labeled with the product name, size, code, lot number and expiry date.
5.2.4	Product Insert

Composition	Hammermill Bond/wr 24 lb., white paper.

Dimensions	707 mm x 240 mm folded to 101 mm x 240 mm with the English side facing out.

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone color used for printing is black.

6.0	LABELING

6.1	Languages appearing on the product labels and insert are French, German, Spanish, Italian, Dutch, Greek, Danish, Norwegian, Finnish, Swedish, Portuguese and English.

6.2	Label specifications are maintained in the following documents:
•	PP/PE – PS-0100

•	BOX – PS-0101

CASE – PS-0002

•	INSERT – PS-0105

•	CASE LABEL – PS-0069
7.0	QUALITY ASSURANCE

7.1	RAW MATERIAL TESTING

Raw materials are tested (when applicable) and approved prior to use.

7.2	PRODUCT TESTING
7.2.1	Work-In-Progress (WIP)
•	Samples of non-sterile coated film material are tested for total and NH4OH soluble silver.

•	Samples of non-sterile sheet (laminated) material are tested for lamination integrity, pin-holes and NH4OH soluble silver.

•	Samples of non-sterile packaged product are tested for seal strength and seal integrity (dye penetration test).

•	Visual inspections of the WIP occur during the laminating, cutting, packaging and final assembly processes.
7.2.2	Finished Product
•	Lot testing is conducted on samples of sealed and sterilized packages.

7.2.3	Requirements for WIP and Finished Product Testing

Characteristic	Procedure	Specification
Size	WI-8.2.4-2.008	As stated in section 2.3

Appearance	WI-8.2.4-2.009	As stated in section 2.4

Color	WI-8.2.4-2.023	As stated in section 2.5

Absorbency	WI-8.2.4-2.027	16 g water/100 cm2

Total Silver	WI-8.2.4-2.014	0.75 mg/cm2 — 2.01 mg/cm2 for WIP and finished product

NH4OH Soluble Silver	WI-8.2.4-2.014	≥ 0.60 mg/cm2 for WIP and finished product at release

NH4OH Soluble Silver	WI-8.2.4-2.014	≥ 0.30 mg/cm2 for finished product tested at the end of shelf life

Waterproofness	WI-8.2.4-2.025	No water penetration

MVP	WI-8.2.4-2.026	600 g/m2/24hr — 3500 g/m2/24hr

Pin-holes	WI-8.2.4-2.029	No dye penetration

Lamination	WI-8.2.4-2.010	Films cannot be separated without force

Pouch Label	WI-8.2.4-2.004	As stated in section 5.2.1

Appearance

Pouch Seal Size & Position	WI-8.2.4-2.005	As stated in section 5.2.1

Pouch Seal Strength	WI-8.2.4-2.006	As stated in section 5.2.1

Pouch Seal Integrity	WI-8.2.4-2.007	As stated in section 5.2.1
WI-8.2.4-2.003
7.3	PRODUCT RELEASE
7.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packing and final assembly activities as per WI-8.2.4-1.002;

•	verification of sterilization documentation as per PR-8.2.4-1.003; and

•	verification of documentation in DHR as per PR-8.2.4-1.003.
8.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

Smith & Nephew QA
9.0	IMPLEMENTATION

This Product Specification for Acticoat Site Dressings (CE) has been implemented as specified below:

Implementation
Name/Signature	Title	Date
NUCRYST
Pharmaceuticals QA

S C H E D U L E    F
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT:	Acticoat Site Dressing (NA)
VERSION:	1

1.0	DESIGN DESCRIPTION

1.1	SUMMARY
1.1.1	This product specification applies to Acticoat Site Dressings manufactured in a 1” diameter dressing size with a 4mm insertion site.

1.1.2	This product specification applies to Acticoat Site Dressings labeled for distribution within North America.
1.2	DRAWINGS
1.2.1	Label specifications are maintained by Document Control.
2.0	PHYSICAL ATTRIBUTES

2.1	MATERIALS OF CONSTRUCTION
2.1.1	One layer of 3mm thick polyurethane (PU) foam laminated on one side with a perforated PU film wound contact layer and on the other side with two layers of blue waterproof PU top film.
2.2	CONSTRUCTION
2.2.1	Four-ply dressing with silver coating applied to PU wound contact layer.

2.3	SIZES
2.3.1	The size is acceptable as per WI-8.2.4-2.008, if the sample falls within the dimensions defined in the table below:

Product Size	Specification for	Specification for
(on label)	Dimension 1[1]	Dimension 2[1]
1” (2.5cm) diameter with 4	2.4 cm– 2.6 cm	2.4 cm – 2.6 cm
mm insertion site	Insertion Site 3 mm - 5 mm	Insertion Site 3 mm - 5 mm

[1]	The dressing dimensions are verified using designed templates.
2.4	APPEARANCE
2.4.1	The appearance of the dressing is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	wound contact layer and blue backing film are uniform in color;

•	dressing edges are clean and free of contamination and no excessive streaking on edges;

•	no strong stripes, color fading, patches or other discoloration on either the blue film or the wound contact layer surfaces;

•	no wrinkles, creases, rips or tears on either side; and

•	the center insertion should be removed and slit is completely cut.
2.5	COLOR
2.5.1	The brown/grey color of the silver coated wound contact layer is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by the approved Quality Color Standard.
2.6	LAMINATION INTEGRITY
2.6.1	Lamination of the wound contact layer to the foam and the blue backing films to the foam are acceptable as per WI-8.2.4-2.010, when the films cannot be separated from the foam without force.
2.7	PERMEABILITY
2.7.1	The permeability of the blue backing film on the laminated dressing is acceptable as per WI-8.2.4-2.029, if dye does not pass through the backing when subjected to a pin hole test.

2.7.2	The moisture vapor permeability of the laminated dressing is acceptable as per WI-8.2.4-2.026, if the water transmission rate is between 600 g/m2/24hr and 3500 g/m2/24hr.

2.7.3	The waterproofness of the laminated dressing is acceptable as per WI-8.2.4-8.025, if no water passes through the dressing when the sample is subjected to a waterproofness test.

3.0	PERFORMANCE ATTRIBUTES

3.1	PARAMETERS OF OPERATION
3.1.1	Efficacy
•	When tested against Pseudomonas aeruginosa and Staphylococcus aureus in 4 hours achieves at least a 4.0 log reduction at time zero and a log reduction of 3.0 throughout the shelf life. Reference WI-8.2.4-2.016.

•	Maintains antimicrobial activity when tested as demonstrated by a 7 day plate to plate CZOI efficacy test against Pseudomonas aeruginosa and Staphylococcus aureus, where a zone of inhibition is maintained on day 7. Reference WI-8.2.4-2.013.
3.1.2	Absorbency
•	When tested has an absorbent capacity and absorbent capacity under pressure of at least 16 g water/100 cm2 of laminated product. Reference WI-8.2.4-2.027.
3.1.3	Stability
•	The shelf life of the dressing is 24 months when the dressing is stored in its primary and secondary packaging in a dry place at temperatures of less than or equal to 25 ºC.
4.0	STERILIZATION

4.1	STERILIZATION METHOD
4.1.1	The product is sterilized using electron beam (e-beam) irradiation.

4.2	STERILIZATION VALIDATION
4.2.1	The adequacy of the sterilization processes is ensured by demonstrating that a Sterility Assurance Level (SAL) of 10-6 is achieved.
4.3	SPECIAL CONCERNS
4.3.1	Irradiation should not exceed 50.0 kGy.
5.0	PACKAGING

5.1	PACKAGING CONFIGURATION
5.1.1	The product is produced in one size: 1” diameter dressing with 4 mm insertion site.
5.2	PACKAGING MATERIALS
5.2.1	Primary Packaging (Pouch)

Composition	Front — 20 microns of printed oriented polypropylene laminated (OPP) to 50 microns of clear polyethylene (PE)
Back — 20 microns of oriented polypropylene laminated (OPP) to 50 microns of clear polyethylene (PE)

Film Thickness	Front PP – 20 um nominal
Back PE – 50 um nominal

Basis Weight	67.32 ± 6.73 g/m2

Roll Widths	89 mm ± 1 mm

Appearance	Front – clean, with no wrinkles, tears, or bubbles/delaminated sections

Back – clean, with no wrinkles, tears, or bubbles/delaminated sections

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Certification	Technical specifications are certified for each lot of PP/PE packaging

Contents	One dressing per pouch

Dimensions

Size	Width	Height
1” diameter with 4 mm insertion site	3 1/2” (89 mm)	5 1/2”
(140 mm)

Label	The label appearance is acceptable as per WI-8.2.4-2.004, if the following criteria are met:

• the label is centered on the package;

• the printing is readable; and

• the label matches the dressing in the package.

Seal	The seal size and position is acceptable as per WI-8.2.4-2.005, if the following criteria are met:

• the seals are at least 7 mm wide and centered on the package; and

• the Chevron seal is to the right of the label.

Seal Integrity	The seal integrity is acceptable as per WI-8.2.4-2.007 and WI-8.2.4- 2.003, if there is a continuous seal with no bubbles, blisters or other inconsistencies and the seal width is maintained.

Seal Strength	The seal strength is acceptable as per WI-8.2.4-2.006, if packaged pouches have a burst test pressure of at least 5.5 psig.

Labeling	Each package is clearly labeled with the product name, size, code, lot number, roll number and expiry date.

5.2.2	Outer Packaging (Box)

Composition	Cardboard, solid bleached sulphate (0.020 SBS) with a 0.5 mil poly coated backside.

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Appearance	White, no wrinkles, straight folds, side glued with tuck ends.

Box Style	Notched reverse tuck end (French) box.

Contents	Packages are oriented inside the box with the peel down arrow facing up towards the opening of the box, and with the package label oriented in the same direction as the box label.

Size	Packages/Box
1” diameter with 4 mm insertion site	10
Dimensions

Size	Width	Height	Thickness
1” diameter with 4 mm	5 5/8”	3 5/8”	2 3/4”
insertion site	(143 mm)	(92 mm)	(70 mm)

Inserts	Each box contains one product insert.

Labeling	Each box is clearly labeled with the product name, size, code, lot number and expiry date.
5.2.3	Outer Packaging (Case)

Composition	Corrugated case Kraft 175B, Silver outside regular adhesive.

Appearance	White exterior, no wrinkles, straight folds.

Contents

Size	Boxes/Case
1” diameter with 4 mm insertion site	10

Dimensions

Size	Width	Height	Length
1” diameter with 4 mm	4”	6”	28.5”
insertion site	(102 mm)	(152 mm)	(724 mm)

Labeling	Each case is clearly labeled with the product name, size, code, lot number and expiry date.
5.2.4	Product Insert

Composition	Hammermill Bond/wr 24 lb., white paper.

Dimensions	2.6” x 13.6” (67 mm x 345 mm)

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone color used for printing is black.
6.0	LABELING

6.1	English appears on all product labels and the insert.

6.2	Label specifications are maintained in the following documents:
•	PP/PE – PS-0097

•	BOX – PS-0098

•	CASE – PS-0002

•	INSERT – PS-0102

•	Case Label – PS-0069
7.0	QUALITY ASSURANCE

7.1	RAW MATERIAL TESTING

Raw materials are tested (when applicable) and approved prior to use.

7.2	PRODUCT TESTING
7.2.1	Work-In-Progress (WIP)
•	Samples of non-sterile coated film material are tested for total and NH4OH soluble silver.

•	Samples of non-sterile sheet (laminated) material are tested for lamination integrity, pin-holes and NH4OH soluble silver.

•	Samples of non-sterile packaged product are tested for seal strength and seal integrity (dye penetration test).

•	Visual inspections of the WIP occur during the laminating, cutting, packaging and final assembly processes.
7.2.2	Finished Product
•	Lot testing is conducted on samples of sealed and sterilized packages.

7.2.3	Requirements for WIP and Finished Product Testing

Characteristic	Procedure	Specification
Size	WI-8.2.4-2.008	As stated in section 2.3

Appearance	WI-8.2.4-2.009	As stated in section 2.4

Color	WI-8.2.4-2.023	As stated in section 2.5

Absorbency	WI-8.2.4-2.027	16 g water/100 cm2

Total Silver	WI-8.2.4-2.014	0.75 mg/cm2 — 2.01 mg/cm2 for WIP and finished product

NH4OH Soluble Silver	WI-8.2.4-2.014	>0.60 mg/cm2 for WIP and finished product at release

NH4OH Soluble Silver	WI-8.2.4-2.014	>0.30 mg/cm2 for finished product tested at the end of shelf life

Waterproofness	WI-8.2.4-2.025	No water penetration

MVP	WI-8.2.4-2.026	600 g/m2/24hr — 3500 g/m2/24hr

Pin-holes	WI-8.2.4-2.029	No dye penetration

Lamination	WI-8.2.4-2.010	Films cannot be separated without force

Pouch Label	WI-8.2.4-2.004	As stated in section 5.2.1
Appearance

Pouch Seal Size & Position	WI-8.2.4-2.005	As stated in section 5.2.1

Pouch Seal Strength	WI-8.2.4-2.006	As stated in section 5.2.1

Pouch Seal Integrity	WI-8.2.4-2.007	As stated in section 5.2.1
WI-8.2.4-2.003
7.3	PRODUCT RELEASE
7.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packing and final assembly activities as per WI-8.2.4-1.002;

•	verification of sterilization documentation as per PR-8.2.4-1.003; and

•	verification of documentation in DHR as per PR-8.2.4-1.003.
8.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST
Pharmaceuticals QA

Smith &
Nephew QA
9.0	IMPLEMENTATION

This Product Specification for Acticoat Site Dressings (NA) has been implemented as specified below:

Implementation
	Name/Signature	Title	Date
NUCRYST
Pharmaceuticals QA

S C H E D U L E G
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
PRODUCT SPECIFICATION

DESIGN PROJECT:	Argencoat Dressing (CE)
VERSION:	1

1.0 DESIGN DESCRIPTION
1.1	SUMMARY
1.1.1	This product specification applies to Argencoat Dressings manufactured in 15 cm x 15 cm (6” x 6”) dressing sizes.

1.1.2	This product specification applies to Argencoat Dressings identified with a CE mark and labeled for distribution in Spain.
1.2	DRAWINGS
1.2.1	Label specifications are maintained by Document Control for each dressing size.
2.0	PHYSICAL ATTRIBUTES

2.1	MATERIALS OF CONSTRUCTION
2.1.1	The dressing is constructed of one layer of rayon/polyester gauze (Sontara) and two layers of silver coated high density polyethylene net (HDPE net).
2.2	CONSTRUCTION
2.2.1	Three-ply dressing consisting of one layer of Sontara, ultrasonically laminated between two layers of silver coated HDPE net.

2.3	SIZES
2.3.1	The size is acceptable as per WI-8.2.4-2.008, if the sample falls within the dimensions defined in the table below.

Product Size (on label)	Specification for Dimension 1	Specification for Dimension 2

15 cm x 15 cm (6” x 6”)	15.3 cm – 16.4 cm S	15.3 cm – 17.5 cm P

S = dimension established during slitting of the master roll into smaller width mini rolls

P = dimension established during packaging when the pads are cut off the smaller width mini rolls
2.4	APPEARANCE
2.4.1	The appearance of the sample is acceptable as per WI-8.2.4-2.009, if the following criteria are met:
•	bluish side facing out on one side (top) and in on the other side (bottom) of the laminated dressing;

•	top side demonstrates a uniform color;

•	no strong stripes, melted or burnt patches on either side;

•	uniform pattern of attachment points;

•	clean-cut edges; and

•	no excessive pitting, rips, tears, etc on either side.
2.5	COLOR
2.5.1	The blue color is acceptable as per WI-8.2.4-2.023, if it is reasonably represented by the approved Quality Color Standard.
2.6	LAMINATION STRENGTH
2.6.1	The lamination of the sample is acceptable as per WI-8.2.4-2.010, if each layer is securely joined.
3.0	PERFORMANCE ATTRIBUTES

3.1	PARAMETERS OF OPERATION
3.1.1	Efficacy
•	When tested against Pseudomonas aeruginosa in 30 minutes achieves at least a 4.0 log reduction at time zero and a log reduction of 3.0 throughout the shelf life. Reference WI-8.2.4-2.033.

•	Maintains antimicrobial activity when tested as demonstrated by a 3 day plate to plate CZOI efficacy test against Pseudomonas aeruginosa and Staphylococcus aureus, where a CZOI of at least 3 mm is maintained. Reference WI-8.2.4-2.034.
3.1.2	Stability
•	The shelf life of the dressing is 30 months when the dressing is stored in a dry place at less than 25#‹ C.

3.1.3	Adhesion/Abrasion
•	Minimal loss of silver (Category 4A or 5A) when subjected to an adhesion test. Reference WI-8.2.4-2.036.

•	Minimal loss of silver (Category 1 or 2) when subjected to an abrasion test. Reference WI-8.2.4-2.037.
4.0	STERILIZATION

4.1	STERILIZATION METHOD
4.1.1	The product is sterilized using gamma irradiation.
4.2	STERILIZATION VALIDATION
4.2.1	The adequacy of the sterilization processes is ensured by demonstrating that a Sterility Assurance Level (SAL) of 10-6 is achieved.
4.3	SPECIAL CONCERNS
4.3.1	Gamma irradiation should not exceed 50.0 kGy.
5.0	PACKAGING

5.1	PACKAGING CONFIGURATION
5.1.1	The product is produced in one size: 15 cm x 15 cm (6” x 6”).
5.2	PACKAGING MATERIALS
5.2.1	Primary Packaging (Pouch)

Composition	Front	Tyvek 1073B (spunbonded polyolefin) coated with SBP 2000 and printed

	Back	Tyvek 1073B (spunbonded polyolefin) uncoated and unprinted

Basis Weight	Front	2.57 + 0.21 oz./yd2 (0.87 + 0.07 g/100 cm2)

	Back	2.20 + 0.18 oz./yd2 (0.75 + 0.06 g/100 cm2)

Roll Widths	5.5 “ ± 1/16”

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone colors used for printing are as follows:

	•	Orange PMS 151C

	•	Black

Certification	Technical specifications are certified for each lot of Tyvek packaging.

Contents	One dressing per pouch. The dressing is folded once.

Dimensions

Size	Width	Length

15 cm x 15 cm (6” x 6”)	140 mm (5.5”)	267 mm (10.5”)

Label	The label appearance is acceptable as per WI-8.2.4-2.004, if the following criteria are met:

	•	the label is centered on the package;

	•	the printing is readable; and

	•	the label matches the dressing in the package.

Seal	The seal size and position is acceptable as per WI-8.2.4-2.005, if the following criteria are met:

	•	the seals are at least 7 mm wide and centered on the package; and

	•	the Chevron seal is to the right of the label.

Seal Integrity	The seal integrity is acceptable as per WI-8.2.4-2.003 and WI-8.2.4- 2.007, if there is a continuous seal with no bubbles, blisters or other inconsistencies, and a seal width of 3 mm is maintained with the dye penetration test.

Seal Strength	Packages have a burst test pressure of a least 1.0 psig as per WI-8.2.4- 2.006.

Labeling	Each package is clearly labeled with the product name, size, code, lot number, roll number and expiry date.
5.2.2	Outer Packaging (Box)

Composition	Cardboard solid bleached sulphate (0.020 SBS) with a 0.5 mil poly coated backside.

Colors	The Pantone colors used for printing are as follows:

• Orange PMS 151C

• Black

Appearance	White, no wrinkles, straight folds, side glued with tuck ends.

Box Style	Notched reverse tuck end (French) box.

Contents	Flat packages are oriented inside the box with the peel down arrow facing up towards the opening of the box, and with the package label oriented in the same direction as the box label.

Size	Packages/Box

15 cm x 15 cm (6” x 6”)	3

Dimensions

Size	Width	Height	Thickness

15 cm x 15 cm (6” x 6”)	143 mm (5 5/8”)	270 mm (10 5/8”)	19 mm (3/4”)

Inserts	Each box contains one product insert.

Labeling	Each box is clearly labeled with the product name, size, code, lot number and expiry date.
5.2.3	Outer Packaging (Case)

Composition	Corrugated case Kraft 175B, silver, outside regular adhesive.

Appearance Contents	White exterior, no wrinkles, straight folds, side glued with tuck ends.

Size	Boxes/Case

15 cm x 15 cm (6” x 6”)	20
Dimensions

Size	Width	Height	Length

15 cm x 15 cm (6” x 6”)	152 mm (6”)	279 mm (11”)	419 mm (16 1/2”)

Labeling	Each case is clearly labeled with the product name, size, code, lot number and expiry date.
5.2.4	Product Insert

Composition	Hammermill Bond/wr 24 lb., white paper.

Dimensions	3.5” x 8” (8.9 cm x 20.3 cm).

Appearance	Clean, white, and no wrinkles or tears.

Colors	The Pantone color used for printing is black.
6.0	LABELLING

6.1	Languages appearing on the product labels and insert are French and English.

6.2	Label specifications are maintained in the following documents:
•	Tyvek – PS-0089

•	Box – PS-0090

•	Case – PS-0002

•	Insert – PS-0091

•	Case Label – PS-0069

7.0	QUALITY ASSURANCE

7.1	RAW MATERIAL TESTING
7.1.1	Raw materials are tested (when applicable) and approved prior to use.
7.2	PRODUCT TESTING
7.2.1	Work-In-Progress (WIP)
•	Samples of non-sterile coated and packaged product are tested for total and NH4OH soluble silver, seal strength and seal integrity (dye penetration test).

•	Visual inspections of the WIP occur during the laminating, packaging, packing and final assembly processes.
7.2.2	Finished Product
•	Lot testing is conducted on samples of sealed and sterilized packages.
7.2.3	Requirements for In-Process and Finished Product Testing

Characteristic	Procedure	Specification
Size Appearance	WI-8.2.4-2.008 WI-8.2.4-2.009	As stated in section 2.3 As stated in section 2.4
Color	WI-8.2.4-2.023	As stated in section 2.5
Lamination	WI-8.2.4-2.010	As stated in section 2.6
Total Silver	WI-8.2.4-2.014	0.42 – 0.67 mg/cm2 for one layer 0.84 – 1.34 mg/cm2 for two layers
NH4OH Soluble Silver	WI-8.2.4-2.014	> 43% of the total silver for WIP and finished product
NH4OH Soluble Silver	WI-8.2.4-2.014	> 35% of the total silver for finished product tested at end of shelf life
Pouch Label Appearance	WI-8.2.4-2.004	As stated in section 5.2.1
Pouch Seal Size & Position	WI-8.2.4-2.005	As stated in section 5.2.1
WI-8.2.4-2.006
Pouch Seal Strength	WI-8.2.4-2.024	As stated in section 5.2.1

WI-8.2.4-2.003
Pouch Seal Integrity	WI-8.2.4-2.007	As stated in section 5.2.1
7.3	PRODUCT RELEASE
7.3.1	The following verifications are done prior to releasing product for distribution:
•	verification of packing and final assembly activities as per WI-8.2.4-1.002;

•	verification of sterilization documentation as per PR-8.2.4-1.003; and

•	verification of documentation in DHR as per PR-8.2.4-1.003.

8.0	APPROVAL

	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

Smith & Nephew QA
9.0	IMPLEMENTATION

This Product Specification for Argencoat Dressings (CE) is approved for use as specified below:

Implementation
	Name/Signature	Title	Date
NUCRYST Pharmaceuticals QA

SCHEDULE – H
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
THE EQUIPMENT
1. Roll Coater
The Roll Coater, designed and assembled in house, consists of a 3,400 cu Ft vacuum chamber, 4 rough vacuum pumping trains, 2 high vacuum pumping trains, a polycold pumping unit, 6 web handing modules, 5 magentron banks, a closed loop cooling water system, magnetron power supplies, a web handling control unit and PLC and MMI software and hardware.
2. Laminating Machine
The Laminating and Slitting Machines manufactured by Chase Machine and Engineering Inc, consisting of a Single Position Unwind module, Triple Position Undwin module, Ultrasonic Embosser/Slitting module, Dual Position Rewind Module, control station and trim removal system.
3. Packaging Machine
The Four Side Seal Packing machine, manufactured by Compliance Packaging Inc, consisting of input and output conveyors, package and pad cutting knife stations, a heat seal station, PLC and MMI software and hardware and dual position unwind module (manufactured by Circle Packaging Inc).
Packaging Machine
Model No: CP- H12-P1S-TS S/N 121
Dual Position Unwind Module
S/N9003.826

SCHEDULE – I
to the Amended and Restated Supply Agreement made as of the 30th day of September, 2007, effective the 1st day of January, 2007 among NUCRYST Pharmaceuticals Corp., Smith & Nephew Inc., Smith & Nephew, Inc. and T.J. Smith & Nephew Limited.
UNIT PRICE
For the purposes of this Agreement:
“Direct Costs” means: direct material, direct labour and direct subcontracted costs incurred by Nucryst in connection with the procurement of raw materials or production, manufacture, processing, labeling, testing, transportation and packaging of such Product but not including any costs incurred by Nucryst in relation to restructuring or outsourcing.
“Total Overhead Costs” means: S&N’s proportionate share of indirect costs incurred by Nucryst relating to the manufacturing and manufacturing facilities relates to such Product as set out in Appendix A to this Schedule I.
The Unit Price for each Product shall be determined as follows:
1. 2007 Total Cost of Products
The parties agree that the total cost of all Products already supplied and to be supplied by Nucryst to S&N during the calendar year 2007 shall be in the region of [***] subject to final product mix and volume impact, which amount shall be comprised of total Direct Costs and Total Overhead Costs of no less than [***] regardless of final product mix or volume (the “Total COGS”). On or before [***], Nucryst will provide to S&N unit prices for each stock keeping unit of each Product (“SKU”) which will be broken down into Direct Cost and Total Overhead Cost components determined based on the agreed Total COGS. Actual payment by S&N shall be reconciled against the above.
2. Unit Price for Calendar Years 2008 and 2009
For the calendar years 2008 and 2009, the Unit Price for each SKU of each Product shall be calculated subject to the following:
2.1	On or before [***] in each of 2007 and 2008, S&N shall provide to Nucryst a twelve (12) month forecast of estimated quantities of each SKU that S&N expects to order from Nucryst during the calendar year 2008 and 2009, respectively (individually referred to as “Annual Order Forecast”). For the avoidance of doubt, the Annual Order Forecast shall be non-binding. Upon receipt, Nucryst will use the Annual Order Forecast to determine the Unit Prices for the next calendar year. The parties agree to meet on or before [***] in each of 2007 and 2008 to finalize and set Unit Prices for the next calendar year including the individual Direct Cost components of Unit Prices by SKU and the Total Overhead Costs to be recovered by Nucryst during the calendar year according to the following pricing principles:

2.1.1	the Direct Cost component of Unit Prices will not be increased by Nucryst over the previous calendar year or during any calendar year by more than [***] unless the increase is due to: (i) changes in Specifications pursuant to Sections 2.7 or 7.1 of the Agreement; or (ii) an increase in the cost of raw materials, labour costs or services which: a) Nucryst can evidence is an increase which is outside of Nucryst’s reasonable control; and b) Nucryst has not been able to mitigate the increase despite its reasonable efforts; and

2.1.2	The Total Overhead Cost that Nucryst shall be entitled to recover through Unit Prices in each calendar year shall be set at an amount that is no less than the Total Overhead Cost paid to Nucryst in the previous calendar year as a minimum floor amount (referred to in respect of each calendar year as the “Minimum Total OC”) which amount is then subject to being increased as agreed by the parties acting reasonably to account for: (i) any differences in the Product mix and total volume order between the Total Annual Forecast for the year as compared to the Total Annual Forecast from the previous calendar year; and (ii) any increase in Total Overhead Costs incurred by Nucryst which are outside of Nucryst’s reasonable control and which Nucryst has not been able to mitigate despite its reasonable efforts.
For the avoidance of doubt, any reduction in the Total Overhead Cost achieved by Nucryst through its normal business endeavours shall be shared by the parties on a [***] basis as per paragraph 7 below and the Total Overhead Cost shall be reduced accordingly.

If the parties are unable to agree the Unit Cost then the matter shall be referred to the dispute resolution process as set out in Section 12.4 of this Agreement.

2.2	Commencing upon execution of this Agreement and continuing through calendar year 2009, Smith & Nephew will work collaboratively with Nucryst and Nucryst will use its reasonable commercial efforts to achieve year over year cost reductions. Nucryst will be responsible for all Nucryst’s costs associated with [***] activities, the write down costs of any assets impaired by the cost reduction activities, and potentially [***]. S&N agrees that upon signing of this Agreement, Nucryst will immediately begin working to [***] acceptable to S&N acting reasonably. S&N agrees to offer, at its own expense, all assistance reasonably requested by Nucryst in pursuing the [***] and agrees to use commercially reasonable efforts to diligently pursue, at S&N’s own expense, and to keep Nucryst fully informed with respect to the status and all other matters relating to any approvals required to be obtained by S&N from any Regulatory Authority to permit Nucryst to proceed with the [***].
3. Roll Coater 5
Commencing January 1, 2008, the Total Overhead Cost established pursuant to Section 2.1.2 above for each of 2008 and 2009 will be adjusted to reflect 50% of annual depreciation for Roll Coater 5 (“RC5”) and 50% of rental and occupancy costs associated with the space occupied by RC5 in Nucryst’s leased facilities (less the proportion of production capacity actually used by Nucryst for the purpose of producing other products

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using RC5 (subject to a maximum reduction to 0%)) provided that such depreciation and rental costs shall not exceed $350,000 per annum. When Nucryst begins using RC5 to produce Products on behalf of S&N, Nucryst shall be entitled to immediately increase the Total Overhead Cost to reflect 100% recovery of depreciation and rent and occupancy costs less the proportion of production capacity actually used by Nucryst for the purpose of producing other products using RC5.
4. Reconciliation of Total Overhead Cost
If by [***] in each of 2008 or 2009 NUCRYST has not yet received purchase orders for Products from S&N sufficient to ensure payment to Nucryst of the Total Overhead Cost established for the first or second half of the calendar year (as appropriate) pursuant to section 2.1.2 above, Nucryst shall be entitled to immediately invoice S&N for the difference and S&N shall pay the invoice within [***] of receipt.
If by [***] in each of 2008 or 2009 NUCRYST has received purchase orders for Products from S&N which ensure payment to Nucryst of more than the Total Overhead Cost established for the first or second half of the calendar year (as appropriate) pursuant to section 2.1.2 above, S&N shall be entitled to immediately invoice NUCRYST for the difference and NUCRYST shall pay the invoice within [***] of receipt.
5. Early Cost of Goods Relief
Upon execution of this Agreement, and on October 1st in each of the years 2008 and 2009, Nucryst shall pay to S&N the amount of four million five hundred thousand dollars ($4,500,000) as an advance towards future cost of goods reductions Nucryst expects to achieve by the end of 2009. Nucryst agrees that these amounts are payable by Nucryst to S&N regardless of the actual reduction in cost of goods actual achieved by Nucryst.
6. Unit Prices for 2010 and Subsequent Years
The parties agree to meet on or before [***], and to co-operate and negotiate in good faith in order to agree on the purchase price payable for the Products and the costing process to be followed commencing January 1, 2010; provided that, pending agreement or failing agreement between the parties, Nucryst shall be entitled to charge for Products supplied to S&N during negotiations at the unit prices [***] subject to any increases permitted in accordance with Sections 2.1.1, 2.1.2 and 3 above and adjusted down by the four million five hundred thousand dollar ($4,500,000) cost of goods relief for 2009 set forth in Section 5 above.
7. Shared Cost of Goods Reductions
Commencing in 2007 and thereafter, if Nucryst achieves cost reductions such that the actual Total COGS (as defined below in this paragraph 7) incurred by Nucryst to produce all Products invoiced to S&N in any given calendar year is less than [***]of S&N Net Sales in the calendar year, Nucryst will reimburse to S&N, within [***] of the end of the calendar year, [***] of the amount by which Total COGS differs from [***] of Net Sales in the calendar year. “Total COGS” for the purposes of this section 7 means the sum of: a) the total of all fully allocated Direct Costs and Total Overhead Costs actually incurred

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by Nucryst to produce all Products invoiced to S&N in the calendar year in question; and b) the total of all restructuring costs and expenses incurred by NUCRYST during the years 2007 and 2008 to achieve the unit price cost reductions.

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Appendix A
The Total Overhead Cost elements shall be:
Allocation — Management
Insurance
Building Rental
Property Taxes
Depreciation — Manufacturing
Meetings
Office Equipment Rental / Lease
Subscriptions/Tech Lit/Library
Telecommunications
Allocations
Mfg OH to R&D
Travel — Airfare
Travel — Auto Rental & Taxi
Travel — Lodging
Travel — Meals & Entertainment
Travel — Miscellaneous
Repairs & Maintenance
Small Equipment Purchase
Workers Compensation Insurance
Employee Recognition — Taxable
Employee Recruiting
Company Sponsored Events
Safety Shoes Subsidy
Safety Glasses
Professional Memberships
Seminars / Training & Development
Utilities
Samples Recovery
Quality Control
Engineering
Freight on Raw Materials
Silver Fabrication
Silver Insurance
Silver Refining
Contract Services (Sterilization)
facturing — OH / Supervision

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